File No. 33-16693
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                 [X]

     Pre-Effective Amendment No.                                        [  ]


     Post-Effective Amendment No. 12                                    [X]


                                    and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940         [X]


     Amendment No. 12                                                   [X]



                       (Check appropriate box or boxes.)

                      DREYFUS CASH MANAGEMENT PLUS, INC.
              (Exact Name of Registrant as Specified in Charter)


          c/o The Dreyfus Corporation
          200 Park Avenue, New York, New York           10166
          (Address of Principal Executive Offices)      (Zip Code)


     Registrant's Telephone Number, including Area Code: (212) 922-6000

                          Daniel C. Maclean III, Esq.
                                200 Park Avenue
                           New York, New York 10166
                    (Name and Address of Agent for Service)


It is proposed that this filing will become effective (check appropriate box)

          immediately upon filing pursuant to paragraph (b)
     ----


      X   on February 1, 1996 pursuant to paragraph (b)
     ----


          60 days after filing pursuant to paragraph (a)(i)
     ----


          on     (date)      pursuant to paragraph (a)(i)
     ----


          75 days after filing pursuant to paragraph (a)(ii)
     ----
          on     (date)      pursuant to paragraph (a)(ii) of Rule 485
     ----

If appropriate, check the following box:

          this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
     ----


     Registrant has registered an indefinite number of shares of its common stock under the Securities Act of 1933 pursuant to Section 24(f) of the Investment Company Act of 1940. Registrant's Rule 24f-2 Notice for the fiscal year ended September 30, 1995 was filed on November 16, 1995.




                      DREYFUS CASH MANAGEMENT PLUS, INC.
                 Cross-Reference Sheet Pursuant to Rule 495(a)


Items in
Part A of
Form N-1A      Caption                                        Page
_________      _______                                        ____


  1            Cover Page                                      Cover

  2            Synopsis                                        2

  3            Condensed Financial Information                 3

  4            General Description of Registrant               4

  5            Management of the Fund                          6

  5(a)         Management's Discussion of Fund's Performance   *

  6            Capital Stock and Other Securities              12

  7            Purchase of Securities Being Offered            7

  8            Redemption or Repurchase                        9

  9            Pending Legal Proceedings                       *



Items in
Part B of
Form N-1A
---------


  10           Cover Page                                      Cover

  11           Table of Contents                               Cover

  12           General Information and History                 B-17

  13           Investment Objectives and Policies              B-2

  14           Management of the Fund                          B-6

  15           Control Persons and Principal                   B-8
               Holders of Securities

  16           Investment Advisory and Other                   B-9
               Services


_____________________________________

NOTE:  * Omitted since answer is negative or inapplicable.


                      DREYFUS CASH MANAGEMENT PLUS, INC.
           Cross-Reference Sheet Pursuant to Rule 495(a) (continued)


Items in
Part B of
Form N-1A      Caption                                         Page
_________      _______                                         _____


  17           Brokerage Allocation                            B-16

  18           Capital Stock and Other Securities              B-17

  19           Purchase, Redemption and Pricing                B-11, B-13
               of Securities Being Offered                     B-14

  20           Tax Status                                      *

  21           Underwriters                                    B-11

  22           Calculations of Performance Data                B-16

  23           Financial Statements                            B-20



Items in
Part C of
Form N-1A
_________


  24           Financial Statements and Exhibits               C-1

  25           Persons Controlled by or Under                  C-3
               Common Control with Registrant

  26           Number of Holders of Securities                 C-3

  27           Indemnification                                 C-4

  28           Business and Other Connections of               C-4
               Investment Adviser

  29           Principal Underwriters                          C-11

  30           Location of Accounts and Records                C-14

  31           Management Services                             C-14

  32           Undertakings                                    C-14



_____________________________________

NOTE:  * Omitted since answer is negative or inapplicable.



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PROSPECTUS                                                    FEBRUARY 1, 1996
                        DREYFUS CASH MANAGEMENT PLUS, INC.


-----------------------------------------------------------------------------


        DREYFUS CASH MANAGEMENT PLUS, INC. (THE "FUND") IS AN OPEN-END, DIVERSIFIED, MANAGEMENT INVESTMENT COMPANY, KNOWN AS A MONEY MARKET MUTUAL FUND. THE FUND'S INVESTMENT OBJECTIVE IS TO PROVIDE INVESTORS WITH AS HIGH A LEVEL OF CURRENT INCOME AS IS CONSISTENT WITH THE PRESERVATION OF CAPITAL AND THE MAINTENANCE OF LIQUIDITY.


        THE FUND IS DESIGNED FOR INSTITUTIONAL INVESTORS, PARTICULARLY BANKS, ACTING FOR THEMSELVES OR IN A FIDUCIARY, ADVISORY, AGENCY, CUSTODIAL OR SIMILAR CAPACITY. FUND SHARES MAY NOT BE PURCHASED DIRECTLY BY INDIVIDUALS, ALTHOUGH INSTITUTIONS MAY PURCHASE SHARES FOR ACCOUNTS MAINTAINED BY INDIVIDUALS. SUCH INSTITUTIONS HAVE AGREED TO TRANSMIT COPIES OF THIS PROSPECTUS TO EACH INDIVIDUAL OR ENTITY FOR WHOSE ACCOUNT THE INSTITUTION PURCHASES FUND SHARES, TO THE EXTENT REQUIRED BY LAW.
        BY THIS PROSPECTUS, THE FUND IS OFFERING CLASS A AND CLASS B SHARES. CLASS A SHARES AND CLASS B SHARES ARE IDENTICAL, EXCEPT AS TO THE SERVICES OFFERED TO AND THE EXPENSES BORNE BY EACH CLASS. CLASS B BEARS CERTAIN COSTS PURSUANT TO A SERVICE PLAN ADOPTED IN ACCORDANCE WITH RULE 12B-1 UNDER THE INVESTMENT COMPANY ACT OF 1940. INVESTORS CAN INVEST, REINVEST OR REDEEM SHARES AT ANY TIME WITHOUT CHARGE OR PENALTY IMPOSED BY THE FUND.
        THE DREYFUS CORPORATION SERVES AS THE FUND'S INVESTMENT ADVISER.
        AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.
        THIS PROSPECTUS SETS FORTH CONCISELY INFORMATION ABOUT THE FUND THAT AN INVESTOR SHOULD KNOW BEFORE INVESTING. IT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.


        THE STATEMENT OF ADDITIONAL INFORMATION, DATED FEBRUARY 1, 1996, WHICH MAY BE REVISED FROM TIME TO TIME, PROVIDES A FURTHER DISCUSSION OF CERTAIN AREAS IN THIS PROSPECTUS AND OTHER MATTERS WHICH MAY BE OF INTEREST TO SOME INVESTORS. IT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS INCORPORATED HEREIN BY REFERENCE. FOR A FREE COPY, WRITE TO THE FUND AT 144 GLENN CURTISS BOULEVARD, UNIONDALE, NEW YORK 11556-0144, OR CALL 1-800-554-4611. WHEN TELEPHONING, ASK FOR OPERATOR 144.


        MUTUAL FUND SHARES ARE NOT DEPOSITS OF OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. ALL MUTUAL FUND SHARES INVOLVE CERTAIN INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
----------------------------------------------------------------------------
                            TABLE OF CONTENTS


                                                                         PAGE
            ANNUAL FUND OPERATING EXPENSES....................             2
            CONDENSED FINANCIAL INFORMATION...................             3
            YIELD INFORMATION.................................             4
            DESCRIPTION OF THE FUND...........................             4
            MANAGEMENT OF THE FUND............................             6
            HOW TO BUY FUND SHARES............................             7
            INVESTOR SERVICES.................................             8
            HOW TO REDEEM FUND SHARES.........................             9
            SERVICE PLAN......................................            10
            SHAREHOLDER SERVICES PLAN.........................            10
            DIVIDENDS, DISTRIBUTIONS AND TAXES................            10
            GENERAL INFORMATION...............................            12
            APPENDIX..........................................            13


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THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
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
                                                    ANNUAL FUND OPERATING EXPENSES
                                             (as a percentage of average daily net assets)
                                                                                                           CLASS A       CLASS B
                                                                                                            SHARES        SHARES
                                                                                                         -----------   ----------
        Management Fees .......................................................................              .20%          .20%
        12b-1 Fees (distribution and servicing)................................................               -_           .25%
        Total Fund Operating Expenses..........................................................              .20%          .45%
      Example:
        An investor would pay the following expenses on a $1,000
        investment, assuming (1) 5% annual return and (2)
        redemption at the end of each time period:

                                                                                                       CLASS A          CLASS B
                                                                                                       SHARES           SHARES
                                                                                                    ------------    -------------
                                                  1 YEAR.......................................         $  2             $  5
                                                  3 YEARS......................................         $  6              $14
                                                  5 YEARS......................................         $ 11              $25
                                                  10 YEARS.....................................         $ 26              $57

-------------------------------------------------------------------------------
        THE AMOUNTS LISTED IN THE EXAMPLE SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER
OR LESS THAN THOSE INDICATED. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, THE FUND'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN GREATER OR LESS THAN 5%.
-------------------------------------------------------------------------------


        The purpose of the foregoing table is to assist investors in understanding the costs and expenses borne by the Fund, the payment of which will reduce investors' annual return. Unless The Dreyfus Corporation gives the Fund's investors at least 90 days' notice to the contrary, The Dreyfus Corporation, and not the Fund, will be liable for Fund expenses (exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses) other than the following expenses, which will be borne by the Fund: (i) the management fee payable by the Fund monthly at the annual rate of .20 of 1% of the value of the Fund's average daily net assets and (ii) as to Class B shares only, payments made pursuant to the Fund's Service Plan at the annual rate of .25 of 1% of the value of the average daily net assets of Class B. Institutions and certain Service Agents (as defined below) effecting transactions in Fund shares for the accounts of their clients may charge their clients direct fees in connection with such transactions; such fees are not reflected in the foregoing table. See "Management of the Fund," "How to Buy Fund Shares," "Service Plan" and "Shareholder Services Plan."


                  Page 2
                        CONDENSED FINANCIAL INFORMATION
          The information in the following table has been audited by Ernst & Young LLP, the Fund's independent auditors, whose report thereon appears in the Statement of Additional Information. Further financial data and related notes are included in the Statement of Additional Information, available upon request.
                               FINANCIAL HIGHLIGHTS
          Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from the Fund's financial statements.


                                                                                      CLASS A SHARES
                                                        ---------------------- -------------------------------------------------
                                                                                 Year Ended September 30,
                                                        ---------------------- -------------------------------------------------
PER SHARE DATA:                                         1988(1)     1989    1990     1991      1992     1993     1994      1995
                                                        --------  -------  -------  -------   -------  -------  -------   ------
    Net asset value, beginning of year..................$1.0000   $ .9994  $ .9999  $ .9999   $ .9999  $1.0000  $1.0000   $ .9995
                                                        --------  -------  -------  -------   -------  -------  -------   -------
    INVESTMENT OPERATIONS:
    Investment income-net...............................  .0714     .0910    .0832    .0675     .0431    .0316    .0359    .0571
    Net realized gain (loss) on investments              (.0006)    .0005      -_       -_      .0001      -_    (.0005)   .0003
      TOTAL FROM INVESTMENT OPERATIONS..................  .0708     .0915    .0832    .0675     .0432    .0316    .0354    .0574
    DISTRIBUTIONS:
    Dividends from investment income-net................ (.0714)   (.0910)  (.0832)  (.0675)   (.0431)  (.0316)  (.0359)  (.0571)
                                                        --------  -------  -------  -------   -------  -------  -------   -------
    Net asset value, end of year........................$ .9994   $ .9999  $ .9999  $ .9999   $1.0000  $1.0000  $ .9995   $ .9998
                                                        ========  =======  =======  =======   =======  =======  =======   =======
  TOTAL INVESTMENT RETURN............................... 7.45%(2)  9.49%    8.65%    6.97%     4.39%    3.20%    3.65%     5.86%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets               .20%(2)   .20%     .20%     .20%      .20%     .20%     .20%      .20%
    Ratio of net investment income to average net assets 7.13%(2)  9.35%    8.29%    6.62%     4.36%    3.15%    3.49%     5.81%
    Decrease reflected in above expense ratios due to
      undertaking by The Dreyfus Corporation.             .07%(2)   .07%     .04%     .04%      .05%     .04%     .01%       -_
    Net Assets, end of year (000's omitted)         $125,266  $728,832  $1,177,475 $1,780,058  $2,300,382  $3,003,344$1,893,485
                                                                                                                       $4,404,989



(1)    From October 6, 1987 (commencement of operations) to September 30, 1988.
(2)    Annualized.










                                                                                                              CLASS B SHARES
                                                                                                        -------------------------
                                                                                                         YEAR ENDED SEPTEMBER 30,
                                                                                                        -------------------------
                                                                                                           1994(1)        1995
                                                                                                        ------------  -----------
PER SHARE DATA:
  Net asset value, beginning of year..............................................                        $1.0000       $  .9997
                                                                                                         -----------      -------
  Investment Operations:
  Investment income-net...........................................................                          .0245          .0546
  Net realized gain (loss) on investments.........................................                         (.0003)         .0003
                                                                                                         -----------      -------
  Total from Investment Operations................................................                          .0242          .0549
                                                                                                         -----------      -------
  Distributions:
  Dividends from investment income-net............................................                         (.0245)        (.0546)
                                                                                                         -----------      -------
  Net asset value, end of year....................................................                        $ .9997         $1.0000
                                                                                                         -----------      -------
TOTAL INVESTMENT RETURN...........................................................                           3.61%(2)      5.61%
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets.........................................                            .45%(2)       .45%
  Ratio of net investment income to average net assets............................                           4.00%(2)       5.66%
  Net Assets, end of year (000's omitted).........................................                         $6,087       $352,499
(1)       From January 24, 1994 (commencement of initial offering) to September 30, 1994.
(2)      Annualized.


                      Page 3
                              YIELD INFORMATION
        From time to time, the Fund advertises its yield and effective yield. Both yield figures are based on historical earnings and are not intended to indicate future performance. It can be expected that these yields will fluctuate substantially. The yield of the Fund refers to the income generated by an investment in the Fund over a seven-day period (which period will be stated in the advertisement). This income is then annualized. That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly, but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. The Fund's yield and effective yield may reflect absorbed expenses pursuant to any undertaking that may be in effect. See "Management of the Fund." Both yield figures also take into account any applicable distribution and service fees. As a result, at any given time, the performance of Class B should be expected to be lower than that of Class A. See "Service Plan."
        Yield information is useful in reviewing the Fund's performance, but because yields will fluctuate, under certain conditions such information may not provide a basis for comparison with domestic bank deposits, other investments which pay a fixed yield for a stated period of time, or other investment companies which may use a different method of computing yield.


        Comparative performance information may be used from time to time in advertising or marketing the Fund's shares, including data from Lipper Analytical Services, Inc., Bank Rate Monitortrademark, IBC/Donoghue's Money Fund ReportRegistration Mark, Morningstar, Inc. and other industry publications.


                                 DESCRIPTION OF THE FUND
GENERAL


          By this Prospectus, two classes of shares of the Fund are being offered _ Class A shares and Class B shares (each such class being referred to as a "Class"). The Classes are identical, except that Class B shares are subject to an annual distribution and service fee at the rate of .25% of the value of the average daily net assets of Class B. The fee is payable for advertising, marketing and distributing the Fund's Class B shares and for ongoing personal services relating to Class B shareholder accounts and services related to the maintenance of such shareholder accounts pursuant to a Service Plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"). See "Service Plan." The distribution and service fee paid by Class B will cause Class B to have a higher expense ratio and to pay lower dividends than Class A.


        WHEN USED IN THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION, THE TERMS "INVESTOR" AND "SHAREHOLDER" REFER TO THE INSTITUTION PURCHASING FUND SHARES AND DO NOT REFER TO ANY INDIVIDUAL OR ENTITY FOR WHOSE ACCOUNT THE INSTITUTION MAY PURCHASE FUND SHARES. Such institutions have agreed to transmit copies of this Prospectus and all relevant Fund materials, including proxy materials, to each individual or entity for whose account the institution purchases Fund shares, to the extent required by law.
INVESTMENT OBJECTIVE


          The Fund's investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. It cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting shares. There can be no assurance that the Fund's investment objective will be achieved. Securities in which the Fund invests may not earn as high a level of current income as long-term or lower quality securities which generally have less liquidity, greater market risk and more fluctuation in market value.


MANAGEMENT POLICIES


          The Fund invests in short-term money market obligations, including securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, U.S. dollar denominated time deposits, certificates of deposit, banker's acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks,
    Page 4
domestic and foreign branches of foreign banks and thrift institutions, repurchase agreements, and high quality domestic and foreign commercial paper and other short-term corporate obligations, including those with floating or variable rates of interest. See "Appendix_Certain Portfolio Securities." In addition, the Fund is permitted to lend portfolio securities and enter into reverse repurchase agreements. See "Appendix_Investment Techniques." During normal market conditions, at least 25% of the Fund's total assets will be invested in bank obligations. See "Investment Considerations and Risks" below.



        The Fund seeks to maintain a net asset value of $1.00 per share for purchases and redemptions. To do so, the Fund uses the amortized cost method of valuing its securities pursuant to Rule 2a-7 under the 1940 Act, certain requirements of which are summarized below.



        In accordance with Rule 2a-7, the Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 13 months or less and invest only in U.S. dollar denominated securities determined in accordance with procedures established by the Fund's Board to present minimal credit risks and which are rated in one of the two highest rating categories for debt obligations by at least two nationally recognized statistical rating organizations (or one rating organization if the instrument was rated only by one such organization) or, if unrated, are of comparable quality as determined in accordance with procedures established by the Board. Moreover, the Fund will purchase only instruments so rated in the highest rating category or, if unrated, of comparable quality as determined in accordance with procedures established by the Fund's Board. The nationally recognized statistical rating organizations currently rating instruments of the type the Fund may purchase are Moody's Investors Service, Inc., Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc., Duff & Phelps Credit Rating Co., Fitch Investors Service, L.P., IBCA Limited and IBCA Inc. and Thomson BankWatch, Inc. and their rating criteria are described in the "Appendix" to the Statement of Additional Information.



        In addition, the Fund will not invest more than 5% of its total assets in the securities (including the securities collateralizing a repurchase agreement) of, or subject to puts issued by, a single issuer, except that (i) the Fund may invest more than 5% of its total assets in a single issuer for a period of up to three business days in certain limited circumstances, (ii) the Fund may invest in obligations issued or guaranteed by the U.S. Government without any such limitation, and (iii) the limitation with respect to puts does not apply to unconditional puts if no more than 10% of the Fund's total assets is invested in securities issued or guaranteed by the issuer of the unconditional put. As to each security, these percentages are measured at the time the Fund purchases the security. For further information regarding the amortized cost method of valuing securities, see "Determination of Net Asset Value" in the Statement of Additional Information. There can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.



INVESTMENT CONSIDERATIONS AND RISKS



GENERAL -- The Fund attempts to increase yields by trading to take advantage of short-term market variations. This policy is expected to result in high portfolio turnover but should not adversely affect the Fund since the Fund usually does not pay brokerage commissions when it purchases short-term obligations. The value of the portfolio securities held by the Fund will vary inversely to changes in prevailing interest rates. Thus, if interest rates have increased from the time a security was purchased, such security, if sold, might be sold at a price less than its cost. Similarly, if interest rates have declined from the time a security was purchased, such security, if sold, might be sold at a price greater than its purchase cost. In either instance, if the security was purchased at face value and held to maturity, no gain or loss would be realized.





BANK SECURITIES -- To the extent the Fund's investments are concentrated in the banking industry, the Fund will have correspondingly greater exposure to the risk factors which are characteristic of such investments. Sustained increases in interest rates can adversely affect the availability or liquidity and cost of capital funds for a bank's lending activities, and a deterioration in general economic conditions could increase the exposure to credit losses. In addition, the value of and the investment return on the Fund's shares could be
                        Page 5
affected by economic or regulatory developments in or related to the banking industry, which industry also is subject to the effects of competition within the banking industry as well as with other types of financial institutions. The Fund, however, will seek to minimize its exposure to such risks by investing only in debt securities which are determined to be of highest quality.



FOREIGN SECURITIES -- Since the Fund's portfolio may contain securities issued by foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, and commercial paper issued by foreign issuers, the Fund may be subject to additional investment risks with respect to such securities that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers, although such obligations may be higher yielding when compared to the securities of U.S. domestic issuers. Such risks include possible future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on the securities, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities and the possible seizure or nationalization of foreign deposits.



SIMULTANEOUS INVESTMENTS -- Investment decisions for the Fund are made independently from those of other investment companies advised by The Dreyfus Corporation. However, if such other investment companies are prepared to invest in, or desire to dispose of, money market instruments, available investments or opportunities for sales will be allocated equitably to each investment company. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.


                             MANAGEMENT OF THE FUND


INVESTMENT ADVISER -- The Dreyfus Corporation, located at 200 Park Avenue, New York, New York 10166, was formed in 1947 and serves as the Fund's investment adviser. The Dreyfus Corporation is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). As of December 31, 1995, The Dreyfus Corporation managed or administered approximately $81 billion in assets for more than 1.7 million investor accounts nationwide.



        The Dreyfus Corporation supervises and assists in the overall management of the Fund's affairs under a Management Agreement with the Fund, subject to the overall authority of the Fund's Board in accordance with Maryland law.



        Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets. Mellon's principal wholly-owned subsidiaries are Mellon Bank, N.A., Mellon Bank (DE) National Association, Mellon Bank (MD), The Boston Company, Inc., AFCO Credit Corporation and a number of companies known as Mellon Financial Services Corporations. Through its subsidiaries, including The Dreyfus Corporation, Mellon managed more than $209 billion in assets as of September 30, 1995, including approximately $80 billion in proprietary mutual fund assets. As of September 30, 1995, Mellon, through various subsidiaries, provided non-investment services, such as custodial or administration services, for more than $717 billion in assets, including approximately $55 billion in mutual fund assets.



        For the fiscal year ended September 30, 1995, the Fund paid The Dreyfus Corporation a monthly management fee at the annual rate of .20 of 1% of the value of the Fund's average daily net assets.



        Unless The Dreyfus Corporation gives the Fund's investors at least 90 days' notice to the contrary, The Dreyfus Corporation, and not the Fund, will be liable for Fund expenses (exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses) other than the following expenses, which will be borne by the Fund: (i) the management fee payable by the Fund monthly at the annual rate of .20 of 1% of the value of the Fund's average daily net assets and (ii) as to Class B shares only, payments made pursuant to the Fund's Service Plan at the annual rate of .25 of 1% of the
                       Page 6
value of the average daily net assets of Class B. See "Service Plan." The Fund will not reimburse The Dreyfus Corporation for any amounts it may bear. DISTRIBUTOR -- The Fund's distributor is Premier Mutual Fund Services, Inc. (the "Distributor"), located at One Exchange Place, Boston, Massachusetts 02109. The Distributor's ultimate parent is Boston Institutional Group, Inc.



TRANSFER AND DIVIDEND DISBURSING AGENT AND CUSTODIAN -- Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, P.O. Box 9671, Providence, Rhode Island 02940-9671, is the Fund's Transfer and Dividend Disbursing Agent (the "Transfer Agent"). The Bank of New York, 90 Washington Street, New York, New York 10286, is the Fund's Custodian. First Interstate Bank of California, 707 Wilshire Boulevard, Los Angeles, California 90017, is the Fund's Sub-custodian (the "Sub-custodian").


                             HOW TO BUY FUND SHARES
        The Fund is designed for institutional investors, particularly banks, acting for themselves or in a fiduciary, advisory, agency, custodial or similar capacity. Fund shares may not be purchased directly by individuals, although institutions may purchase shares for accounts maintained by individuals. Generally, each investor will be required to open a single master account with the Fund for all purposes. In certain cases, the Fund may request investors to maintain separate master accounts for shares held by the investor (i) for its own account, for the account of other institutions and for accounts for which the institution acts as a fiduciary, and (ii) for accounts for which the investor acts in some other capacity. An institution may arrange with the Transfer Agent for sub-accounting services and will be charged directly for the cost of such services.


        The minimum initial investment is $10,000,000, unless: (a) the investor has invested at least $10,000,000 in the aggregate among the Fund, Dreyfus Cash Management, Dreyfus Government Cash Management, Dreyfus Institutional Short Term Treasury Fund, Dreyfus Municipal Cash Management Plus, Dreyfus New York Municipal Cash Management, Dreyfus Tax Exempt Cash Management, Dreyfus Treasury Cash Management and Dreyfus Treasury Prime Cash Management; or (b) the investor has, in the opinion of Dreyfus Institutional Services Division, a division of Dreyfus Service Corporation, adequate intent and availability of funds to reach a future level of investment of $10,000,000 among the funds identified above. There is no minimum for subsequent purchases. The initial investment must be accompanied by the Fund's Account Application. Stock certificates are issued only upon the investor's written request. No certificates are issued for fractional shares. The Fund reserves the right to reject any purchase order.



        Management understands that some financial institutions, securities dealers and other industry professionals (collectively, "Service Agents") and other institutions may charge their clients fees in connection with purchases for the accounts of their clients. These fees would be in addition to any amounts which might be received under the Service Plan. Service Agents may receive different levels of compensation for selling different Classes of shares. Investors should consult their Service Agents in this regard.



        Fund shares may be purchased by wire, by telephone or through compatible computer facilities. All payments should be made in U.S. dollars and, to avoid fees and delays, should be drawn only on U.S. banks. To place an order by telephone, or to determine whether their computer facilities are compatible with the Fund's, investors should telephone Dreyfus Institutional Services Division at one of the telephone numbers listed under "General Information" in this Prospectus.


        Fund shares are sold on a continuous basis at the net asset value per share next determined after an order in proper form and Federal Funds (monies of member banks in the Federal Reserve System which are held on deposit at a Federal Reserve Bank) are received by the Custodian or by the Sub-custodian, as described below, or by any agent or entity subject to the direction of such agents. If an investor does not remit Federal Funds, its payment must be converted into Federal Funds. This usually occurs within one business day of receipt of a bank wire and within two business days of receipt of a check drawn on a member bank of the Federal Reserve System. Checks drawn on banks which are not members of the Federal Reserve System may take considerably longer to convert into Federal Funds. Prior to receipt of Federal Funds, the investor's money will not be invested.
                       Page 7
        The Fund's net asset value per share is determined twice each business day: at 12:00 Noon, New York time/9:00 a.m., California time, and as of the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time/ 1:00 p.m., California time) on each day the New York Stock Exchange or the Custodian is open for business. Net asset value per share of each Class is computed by dividing the value of the Fund's net assets represented by such Class (i.e., the value of its assets less liabilities) by the total number of shares of such Class outstanding. See "Determination of Net Asset Value" in the Statement of Additional Information.
        Except in the case of telephone orders, investors whose payments are received in or converted into Federal Funds by 12:00 Noon, New York time, by the Custodian or received in Federal Funds by 12:00 Noon, California time, by the Sub-custodian, will receive the dividend declared that day. Investors whose payments are received in or converted into Federal Funds after 12:00 Noon, New York time, by the Custodian, or received in Federal Funds after 12:00 Noon, California time, by the Sub-custodian, will begin to accrue dividends on the following business day.
        A telephone order placed in New York will become effective at the price determined at 12:00 Noon, New York time, and the shares purchased will receive the dividend on Fund shares declared on that day if such order is placed by 12:00 Noon, New York time, and Federal Funds are received by the Custodian by 4:00 p.m., New York time, on that day. A telephone order placed in California will become effective at the price determined at 1:00 p.m., California time, and the shares purchased will receive the dividend on Fund shares declared on that day if such order is placed by 12:00 Noon, California time, and Federal Funds are received by the Sub-custodian by 3:00 p.m., California time, on that day.
        Federal regulations require that an investor provide a certified Taxpayer Identification Number ("TIN") upon opening or reopening an account. See "Dividends, Distributions and Taxes" and the Fund's Account Application for further information concerning this requirement. Failure to furnish a certified TIN to the Fund could subject the shareholder to a $50 penalty imposed by the Internal Revenue Service (the "IRS").
                            INVESTOR SERVICES


FUND EXCHANGES -- An investor may purchase, in exchange for Class A or Class B shares of the Fund, shares of Dreyfus Cash Management, Dreyfus Government Cash Management, Dreyfus Institutional Short Term Treasury Fund, Dreyfus Municipal Cash Management Plus, Dreyfus New York Municipal Cash Management, Dreyfus Tax Exempt Cash Management, Dreyfus Treasury Cash Management and Dreyfus Treasury Prime Cash Management, which have different investment objectives that may be of interest to investors. Upon an exchange into a new account, the following shareholder services and privileges, as applicable and where available, will be automatically carried over to the fund into which the exchange is being made: Telephone Exchange Privilege, Redemption by Wire or Telephone, Redemption Through Compatible Computer Facilities and the dividend/capital gain distribution option selected by the investor.



        To request an exchange, exchange instructions must be given in writing or by telephone. See "How to Redeem Fund Shares _ Procedures." Before any exchange, the investor must obtain and should review a copy of the current prospectus of the fund into which the exchange is being made. Prospectuses may be obtained by calling one of the numbers listed under "General Information." Shares will be exchanged at the net asset value next determined after receipt of an exchange request in proper form. No fees cur-rently are charged investors directly in connection with exchanges, although the Fund reserves the right, upon not less than 60 days' written notice, to charge investors a nominal fee in accordance with rules promulgated by the Securities and Exchange Commission. The Fund reserves the right to reject any exchange request in whole or in part. The availability of Fund Exchanges may be modified or terminated at any time upon notice to investors. See "Dividends, Distributions and Taxes."



DREYFUS AUTO-EXCHANGE PRIVILEGE -- Dreyfus Auto-Exchange Privilege enables an investor to invest regularly (on a semi-monthly, monthly, quarterly or annual basis), in exchange for Class A or Class B shares of the Fund, in shares of Dreyfus Cash Management, Dreyfus Government Cash Management, Dreyfus Institutional Short Term Treasury Fund, Dreyfus Municipal Cash Management
Plus, Dreyfus New York Municipal Cash Management, Dreyfus Tax Exempt Cash
                       Page 8
Management, Dreyfus Treasury Cash Management or Dreyfus Treasury Prime Cash Management, if the investor is currently an investor in one of these funds.
The amount an investor designates, which can be expressed either in terms of a specific dollar or share amount, will be exchanged automatically on the first and/or fifteenth of the month according to the schedule that the investor has selected. Shares will be exchanged at the then-current net asset value. The right to exercise this Privilege may be modified or cancelled by the Fund or the Transfer Agent. An investor may modify or cancel the exercise of this Privilege at any time by writing to Dreyfus Institutional Services
Division, EAB Plaza, 144 Glenn Curtiss Boulevard, 8th Floor, Uniondale, New York 11556-0144. The Fund may charge a service fee for the use of this Privilege. No such fee currently is contemplated. For more information concerning this Privilege and the funds eligible to participate in this Privilege, or to obtain a Dreyfus Auto-Exchange Authorization Form, please call one of the telephone numbers listed under "General Information." See "Dividends, Distributions and Taxes."


                             HOW TO REDEEM FUND SHARES


GENERAL


          Investors may request redemption of their shares at any time and the shares will be redeemed at the next determined net asset value.


        The Fund imposes no charges when shares are redeemed. Service Agents or other institutions may charge their clients a nominal fee for effecting redemptions of Fund shares. Any stock certificates representing Fund shares being redeemed must be submitted with the redemption request. The value of the shares redeemed may be more or less than their original cost, depending upon the Fund's then-current net asset value.


        If a request for redemption is received in proper form in New York by 12:00 Noon, New York time, or in Los Angeles by 12:00 Noon, California time, the proceeds of the redemption, if transfer by wire is requested, ordinarily will be transmitted in Federal Funds on the same day and the shares will not receive the dividend declared on that day. If the request is received later that day in New York or Los Angeles, the shares will receive the dividend on the Fund's shares declared on that day and the proceeds of redemption, if wire transfer is requested, ordinarily will be transmitted in Federal Funds on the next business day.


        The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by Dreyfus Institutional Services Division of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission.



PROCEDURES


          Investors may redeem Fund shares by wire or telephone, or through compatible computer facilities as described below.


        If an investor selects a telephone redemption privilege or telephone exchange privilege (which is granted automatically unless the investor refuses it), the investor authorizes the Transfer Agent to act on telephone instructions from any person representing himself or herself to be an authorized representative of the investor, and reasonably believed by the Transfer Agent to be genuine. The Fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identifica-tion, to confirm that instructions are genuine and, if they do not follow such procedures, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Fund nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.



        During times of drastic economic or market conditions, investors may experience difficulty in contacting the Fund or its agents by telephone to request a redemption or exchange of Fund shares. In such cases, investors should consider using the other redemption procedures described herein. REDEMPTION BY WIRE OR TELEPHONE -- Investors may redeem Fund shares by wire or telephone. The redemption proceeds will be paid by wire transfer. Investors can redeem shares by telephone by calling one of the telephone numbers listed under "General Information." The Fund reserves the right to refuse any request made by wire or telephone and may limit the amount involved or the number of telephone redemptions. This procedure may be modified or terminated at any time by the Transfer Agent or the Fund. The
                       Page 9
Statement of Additional Information sets forth instructions for redeeming shares by wire. Shares for which certificates have been issued may not be redeemed by wire or telephone.



REDEMPTION THROUGH COMPATIBLE COMPUTER FACILITIES -- The Fund makes available to institutions the ability to redeem shares through compatible computer facilities. Investors desiring to redeem shares in this manner should call Dreyfus Institutional Services Division at one of the telephone numbers listed under "General Information" to determine whether their computer facilities are compatible and to receive instructions for redeeming shares in this manner.


                                  SERVICE PLAN
                                 (Class B Only)


        Class B shares are subject to a Service Plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the Service Plan, the Fund (a) reimburses the Distributor for distributing Class B shares and (b) pays The Dreyfus Corporation, Dreyfus Service Corporation , a wholly-owned subsidiary of The Dreyfus Corporation, and any affiliate of either of them (collectively, "Dreyfus") for advertising and marketing Class B shares and for providing certain services relating to Class B shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts ("Servicing"), at an aggregate annual rate of .25 of 1% of the value of the average daily net assets of Class B. Each of the Distributor and Dreyfus may pay one or more Service Agents a fee in respect of the Fund's Class B shares owned by shareholders with whom the Service Agent has a Servicing relationship or for whom the Service Agent is the dealer or holder of record. Each of the Distributor and Dreyfus determines the amounts, if any, to be paid to Service Agents under the Service Plan and the basis on which such payments are made. The fee payable for Servicing is intended to be a "service fee" as defined in Article III, Section 26 of the NASD Rules of Fair Practice. The fees payable under the Service Plan are payable without regard to actual expenses incurred.


                           SHAREHOLDER SERVICES PLAN
                                 (Class A Only)


        Class A shares are subject to a Shareholder Services Plan pursuant to which the Fund has agreed to reimburse Dreyfus Service Corporation an amount not to exceed an annual rate of .25 of 1% of the value of the average daily net assets of Class A for certain allocated expenses of providing personal services to, and/or maintaining accounts of, Class A shareholders. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Dreyfus Corporation, and not the Fund, currently reimburses Dreyfus Service Corporation for any such allocated expenses. See "Management of the Fund."


                         DIVIDENDS, DISTRIBUTIONS AND TAXES


        The Fund ordinarily declares dividends from net investment income on each day the New York Stock Exchange or the Transfer Agent is open for business. Fund shares begin earning income dividends on the day the purchase order is effective. Dividends usually are paid on the last calendar day of each month, and are automatically reinvested in additional Fund shares at net asset value or, at the investor's option, paid in cash. The Fund's earnings for Saturdays, Sundays and holidays are declared as dividends on the preceding business day. If an investor redeems all shares in its account at any time during the month, all dividends to which the investor is entitled are paid along with the proceeds of the redemption. An omnibus accountholder may indicate in a partial redemption request that a portion of the any accrued dividends to which such account is entitled belongs to an underlying accountholder who has redeemed all shares in his or her account, and such portion of the accrued dividends will be paid to the accountholder along with the proceeds of the redemption. Distributions from net realized securities gains, if any, generally are declared and paid once a year, but the Fund may make distributions on a more frequent basis to comply with the distribution
                       Page 10
requirements of the Internal Revenue Code of 1986, as amended (the "Code"), in all events in a manner consistent with the provisions of the 1940 Act. The Fund will not make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired. Investors may choose whether to receive distributions in cash or to reinvest in additional Fund shares at net asset value. All expenses are accrued daily and deducted before declaration of dividends to investors. Dividends paid by each Class will be calculated at the same time and in the same manner and will be in the same amount, except that the expenses attributable solely to Class A or Class B will be borne exclusively by such Class. Class B shares will receive lower per share dividends than Class A shares because of the higher expenses borne by Class B. See "Annual Fund Operating Expenses."


        Dividends derived from net investment income, together with distributions from any net realized short-term securities gains and gains from the sale or other disposition of certain market discount bonds, paid by the Fund are taxable as ordinary income, whether received in cash or reinvested in Fund shares, if the owner of Fund shares is a citizen or resident of the United States. No dividend paid by the Fund will qualify for the dividends received deduction allowable to certain U.S. corporations. Distributions from net realized long-term securities gains of the Fund, if any, generally are taxable as long-term capital gains for Federal income tax purposes regardless of how long the owner of the Fund shares has held the shares and whether such distributions are received in cash or reinvested in additional Fund shares if the owner of Fund shares is a citizen or resident of the United States. The Code provides that the net capital gain of an individual generally will not be subject to Federal income tax at a rate in excess of 28%. Dividends and distributions may be subject to certain state and local taxes.
        Dividends derived from net investment income, together with distributions from net realized short-term securities gains and gains from the sale or other disposition of certain market discount bonds, paid by the Fund with respect to Fund shares beneficially owned by a foreign person generally are subject to U.S. nonresident withholding taxes at the rate of 30%, unless the foreign person claims the benefit of a lower rate specified in a tax treaty. Distributions from net realized long-term securities gains paid by the Fund with respect to Fund shares beneficially owned by a foreign person generally will not be subject to U.S. nonresident withholding tax. However, such distributions may be subject to backup withholding, as described below, unless the foreign person certifies his non-U.S. residency status.
        Notice as to the tax status of dividends and distributions will be mailed to investors annually. Each investor also will receive periodic summaries of such investor's account which will include information as to dividends and distributions from securities gains, if any, paid during the year.


        The exchange of shares of one fund for shares of another fund is treated for Federal income tax purposes as a sale of the shares given in exchange by the investor and, therefore, an exchanging investor may realize a taxable gain or loss.


        Federal regulations generally require the Fund to withhold ("backup withholding") and remit to the U.S. Treasury 31% of dividends and distributions from net realized securities gains of the Fund paid to a shareholder if such shareholder fails to certify either that the TIN furnished in connection with opening an account is correct, or that such shareholder has not received notice from the IRS of being subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a Federal income tax return. Furthermore, the IRS may notify the Fund to institute backup withholding if the IRS determines a shareholder's TIN is incorrect or if a shareholder has failed to properly report taxable dividend and interest income on a Federal income tax return.
        A TIN is either the Social Security number or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account, and may be claimed as a credit on the record owner's Federal income tax return.


        Management of the Fund believes that the Fund has qualified for the fiscal year ended September 30, 1995 as a "regulated investment company" under the Code. The Fund intends to continue to so qualify if such qualification is in the best interests of its shareholders. Such qualification relieves the Fund of any liability for Federal income tax to the
                           Page 11
extent its earnings are distributed in accordance with applicable provisions of the Code. The Fund is subject to a non-deductible 4% excise tax, measured with respect to certain undistributed amounts of taxable investment income and capital gains.


        Each investor should consult its tax adviser regarding specific questions as to Federal, state or local taxes.
                             GENERAL INFORMATION
        The Fund was incorporated under Maryland law on August 12, 1987, and commenced operations on October 6, 1987. The Fund is authorized to issue 15 billion shares of Common Stock, par value $.001 per share. The Fund's shares are classified into two classes. Each share has one vote and shareholders will vote in the aggregate and not by class except as to any matter which affects only one class or as otherwise required by law. Holders of Class B shares only will be entitled to vote on matters submitted to shareholders pertaining to the Service Plan.


        Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Fund to hold annual meetings of shareholders. As a result, Fund shareholders may not consider each year the election of Directors or the appointment of auditors. However, pursuant to the Fund's By-Laws, the holders of at least 10% of the shares outstanding and entitled to vote may require the Fund to hold a special meeting of shareholders for purposes of removing a Director from office and the holders of at least 25% of such shares may require the Fund to hold a special meeting of shareholders for any other purpose. Fund shareholders may remove a Director by the affirmative vote of a majority of the Fund's outstanding voting shares. In addition, the Fund's Board will call a meeting of shareholders for the purpose of electing Directors if, at any time, less than a majority of the Directors then holding office have been elected by shareholders.


        The Transfer Agent maintains a record of each investor's ownership and sends confirmations and statements of account.
        Investor inquiries may be made by writing to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or, in the case of institutional investors, by calling in New York State, 1-718-895-1650 or outside New York State, 1-800-346-3621. Individuals or entities for whom institutions may purchase or redeem Fund shares should call toll free 1-800-554-4611.
        The Glass-Steagall Act and other applicable laws prohibit Federally chartered or supervised banks from engaging in certain aspects of the business of issuing, underwriting, selling and/or distributing securities. Accordingly, banks will perform only administrative and shareholder servicing functions. While the matter is not free from doubt, the Fund's Board of Directors believes that such laws should not preclude a bank from acting on behalf of clients as contemplated by this Prospectus. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either Federal or state statutes or regulations relating to the permissible activities of banks and their subsidiaries or affiliates, could prevent a bank from continuing to perform all or part of the activities contemplated by this Prospectus. If a bank were prohibited from so acting, its shareholder clients would be permitted to remain Fund shareholders and alternative means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the Fund might occur and shareholders serviced by such bank might no longer be able to avail themselves of any automatic investment or other services then being provided by the bank. The Fund does not expect that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.
                        Page 12




                                      APPENDIX



INVESTMENT TECHNIQUES



LENDING PORTFOLIO SECURITIES -- The Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. In connection with such loans, the Fund continues to be entitled to payments in amounts equal to the interest or other distributions payable on the loaned securities. Loans of portfolio securities afford the Fund an opportunity to earn interest on the amount of the loan and at the same time to earn income on the loaned securities' collateral. Loans of portfolio securities may not exceed 331/3% of the value of the Fund's total assets. In connection with such loans, the Fund will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Such loans are terminable by the Fund at any time upon specified notice. The Fund might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.



BORROWING MONEY AND REVERSE REPURCHASE AGREEMENTS -- The Fund may borrow for temporary and emergency purposes and for investment purposes on a secured basis through entering into reverse repurchase agreements with banks, brokers or dealers. Reverse repurchase agreements involve the transfer by the Fund of an underlying debt instrument in return for cash proceeds based on a percentage of the value of the security. The Fund retains the right to receive interest and principal payments on the security. The Fund will use the proceeds of reverse repurchase agreements only to make investments which generally either mature or have a demand feature to resell to the issuer at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. At an agreed upon future date, the Fund repurchases the security, at principal, plus accrued interest.



        The Fund may borrow money from banks for temporary or emergency (not leveraging) purposes in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser or cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While such borrowings exceed 5% of the value of the Fund's total assets, the Fund will not make any additional investments.



FORWARD COMMITMENTS -- The Fund may purchase money market instruments on a forward commitment or when-issued basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate that will be received on a forward commitment or when-issued security are fixed at the time the Fund enters into the commitment. However, the Fund does not make a payment until it receives delivery from the other party to the transaction. The Fund will make commitments to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. A segregated account of the Fund consisting of cash, cash equivalents or U.S. Government securities or other high quality liquid debt securities at least equal at all times to the amount of the commitments will be established and maintained at the Fund's custodian bank.



CERTAIN PORTFOLIO SECURITIES



U.S. GOVERNMENT SECURITIES -- Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities, which differ in their interest rates, maturities and times of issuance. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government currently provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.



REPURCHASE AGREEMENTS -- In a repurchase agreement, the Fund buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby
                        Page 13
determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. The Fund may enter into repurchase agreements with certain banks or non-bank dealers.



BANK OBLIGATIONS -- The Fund may purchase certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign subsidiaries or foreign branches of domestic banks, and domestic and foreign branches of foreign banks, the Fund may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers.



        Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.



        Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate.



        Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.



COMMERCIAL PAPER -- Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by the Fund will consist only of direct obligations issued by domestic and foreign entities. The other corporate obligations in which the Fund may invest consist of high quality, U.S. dollar denominated short-term bonds and notes (including variable amount master demand notes) issued by domestic and foreign corporations, including banks.



FLOATING AND VARIABLE RATE OBLIGATIONS -- The Fund may purchase floating and variable rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of 13 months, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 13 months, in each case upon not more than 30 days' notice. Variable rate demand notes include master demand notes which are obligations that permit the Fund to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the Fund, as lender, and the borrower. These obligations permit daily changes in the amounts borrowed. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand.



ILLIQUID SECURITIES -- The Fund may invest up to 10% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Fund's investment objective. Such securities may include securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale, and repurchase agreements providing for settlement in more than seven days after notice. As to these securities, the Fund is subject to a risk that should the Fund desire to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected.



        NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN THE FUND'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF THE FUND'S SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.


                 Page 14
PROSPECTUS
(LION LOGO)
DREYFUS
CASH MANAGEMENT
PLUS, INC.
COPYRIGHT LOGO, 1996 DREYFUS SERVICE CORPORATION



__________________________________________________________________________


                     DREYFUS CASH MANAGEMENT PLUS, INC.
                         CLASS A AND CLASS B SHARES
                                   PART B
                    (STATEMENT OF ADDITIONAL INFORMATION)
                              FEBRUARY 1, 1996


__________________________________________________________________________


      This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of Dreyfus Cash Management Plus, Inc. (the "Fund"), dated February 1, 1996, as it may be revised from time to time. To obtain a copy of the Fund's Prospectus, please write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or, in the case of institutional investors, call the following numbers:


             In New York State -- Call 1-718-895-1650
             Outside New York State -- Call Toll Free 1-800-346-3621

      Individuals or entities for whom institutions may purchase or redeem Fund shares may write to the Fund at the above address or call toll free 1-800-554-4611 to obtain a copy of the Fund's Prospectus.

      The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser.

      Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares.

                            TABLE OF CONTENTS
                                                                      Page



Investment Objective and Management Policies . . . . . . . . . . . . .B-2
Management of the Fund . . . . . . . . . . . . . . . . . . . . . . . .B-6
Management Agreement . . . . . . . . . . . . . . . . . . . . . . . . .B-9
Purchase of Fund Shares. . . . . . . . . . . . . . . . . . . . . . . .B-11
Service Plan (Class B Only). . . . . . . . . . . . . . . . . . . . . .B-11
Shareholder Services Plan (Class A Only) . . . . . . . . . . . . . . .B-12
Redemption of Fund Shares. . . . . . . . . . . . . . . . . . . . . . .B-13
Determination of Net Asset Value . . . . . . . . . . . . . . . . . . .B-14
Investor Services. . . . . . . . . . . . . . . . . . . . . . . . . . .B-15
Dividends, Distributions and Taxes . . . . . . . . . . . . . . . . . .B-15
Portfolio Transactions . . . . . . . . . . . . . . . . . . . . . . . .B-16
Yield Information. . . . . . . . . . . . . . . . . . . . . . . . . . .B-16
Information About the Fund . . . . . . . . . . . . . . . . . . . . . .B-17
Transfer and Dividend Disbursing Agent, Custodian,
  Counsel and Independent Auditors . . . . . . . . . . . . . . . . . .B-17
Appendix . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .B-18
Financial Statements . . . . . . . . . . . . . . . . . . . . . . . . .B-20
Report of Independent Auditors . . . . . . . . . . . . . . . . . . . .B-29



                INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES


      The following information supplements and should be read in conjunction with the sections in the Fund's Prospectus entitled
"Description of the Fund" and "Appendix."


Portfolio Securities

      Bank Obligations. Domestic commercial banks organized under Federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to have their deposits insured by the Federal Deposit Insurance Corporation (the "FDIC"). Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, state banks whose certificates of deposit ("CDs") may be purchased by the Fund are insured by the Bank Insurance Fund administered by the FDIC (although such insurance may not be of material benefit to the Fund, depending on the principal amount of the CDs of each bank held by the Fund) and are subject to Federal examination and to a substantial body of Federal law and regulation. As a result of Federal or state laws and regulations, domestic branches of domestic banks whose CDs may be purchased by the Fund are, among other things, generally required to maintain specified levels of reserves, are limited in the amounts which they can loan to a single borrower and are subject to other regulation designed to promote financial soundness. However, not all of such laws and regulations apply to the foreign branches of domestic banks.

      Obligations of foreign branches of domestic banks, foreign subsidiaries of domestic banks and domestic and foreign branches of foreign banks, such as CDs and time deposits ("TDs"), may be general obligations of the parent banks in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank.

      Obligations of United States branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation or by Federal or state regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state.

      In addition, Federal branches licensed by the Comptroller of the Currency and branches licensed by certain states ("State Branches") may be required to: (1) pledge to the regulator, by depositing assets with a designated bank within the state, a certain percentage of their assets as fixed from time to time by the appropriate regulatory authority; and (2) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of Federal and State Branches generally must be insured by the FDIC if such branches take deposits of less than $100,000.

      In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches of domestic banks, by foreign subsidiaries of domestic banks, by foreign branches of foreign banks or by domestic branches of foreign banks, the Manager carefully evaluates such investments on a case-by-case basis.

      The Fund may purchase CDs issued by banks, savings and loan associations and similar thrift institutions with less than $1 billion in assets, whose deposits are insured by the FDIC, provided the Fund purchases any such CD in a principal amount of not more than $100,000, which amount would be fully insured by the Bank Insurance Fund or the Savings Association Insurance Fund administered by the FDIC. Interest payments on such a CD are not so insured. The Fund will not own more than one such CD per such issuer.


      Repurchase Agreements. The Fund's custodian or subcustodian will have custody of, and will hold in a segregated account, securities acquired by the Fund under a repurchase agreement. Repurchase agreements are considered by the staff of Securities and Exchange Commission to be loans by the Fund. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, the Fund will enter into repurchase agreements only with domestic banks with total assets in excess of $1 billion, or primary government securities dealers reporting to the Federal Reserve Bank of New York, with respect to securities of the type in which the Fund may invest, and will require that additional securities be deposited with it if the value of the securities purchased should decrease below the resale price.



      Illiquid Securities. If a substantial market of qualified institutional buyers develops for certain restricted securities purchased by the Fund pursuant to Rule 144A under the Securities Act of 1933, as amended, the Fund intends to treat such securities as liquid securities in accordance with procedures approved by the Fund's Board. Because it is not possible to predict with assurance how the market for restricted securities pursuant to Rule 144A will develop, the Fund's Board has directed the Manager to monitor carefully the Fund's investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. To the extent that, for a period of time, qualified institutional buyers cease purchasing restricted securities pursuant to Rule 144A, the Fund's investing in such securities may have the effect of increasing the level of illiquidity in the Fund's portfolio during such period.



Management Policies



      Lending Portfolio Securities. In connection with its securities lending transactions, the Fund may return to the borrower and/or a third party, which is unaffiliated with the Fund, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.


      The Securities and Exchange Commission currently requires that the following conditions must be met whenever portfolio securities are loaned:
(1) the Fund must receive at least 100% cash collateral from the borrower;
(2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any interest or other distributions payable on the loaned securities, and any increase in market value; and (5) the Fund may pay only reasonable custodian fees in connection with the loan. These conditions may be subject to future modification.


      Reverse Repurchase Agreements. To the extent the Fund enters into a reverse repurchase agreement, the Fund will maintain in a segregated custodial account cash or U.S. Government securities or other high quality liquid debt securities at least equal to the aggregate amount of its reverse repurchase obligations, plus accrued interest, in certain cases, in accordance with releases promulgated by the Securities and Exchange Commission. The Securities and Exchange Commission views reverse repurchase transactions as collateralized borrowings by the Fund, and pursuant to the Investment Company Act of 1940, as amended (the "1940 Act"), the Fund must maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the required coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio securities within three days to reduce the amount of its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.



      Forward Commitments. Securities purchased on a forward commitment or when-issued basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a forward commitment or when-issued basis may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment or when-issued basis when the Fund is fully or almost fully invested may result in greater potential fluctuation in the value of the Fund's net assets and its net asset value per share.


Investment Restrictions


      The Fund has adopted the investment restrictions numbered 1 through 11 as fundamental policies, which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting shares. Investment restrictions numbered 12 and 13 are not fundamental policies and may be changed by vote of a majority of the Fund's Board members at any time. The Fund may not:


      1. Purchase common stocks, preferred stocks, warrants or other equity securities, or purchase corporate bonds or debentures, state bonds, municipal bonds, or industrial revenue bonds.

      2. Borrow money, except (i) from banks for temporary or emergency (not leveraging) purposes in an amount up to 15% of the value of the Fund's total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made and (ii) in connection with the entry into reverse repurchase agreements to the extent described in the Fund's Prospectus. While borrowings described in clause (i) exceed 5% of the value of the Fund's total assets, the Fund will not make any additional investments.

      3.     Sell securities short or purchase securities on margin.

      4.     Write or purchase put or call options or combinations thereof.

      5.     Underwrite the securities of other issuers.

      6. Purchase or sell real estate, real estate investment trust securities, commodities, or oil and gas interests.

      7. Make loans to others except through the purchase of debt obligations referred to in the Prospectus and except that the Fund may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Fund's Directors.

      8. Invest more than 15% of its assets in the obligations of any one bank, or invest more than 5% of its assets in the obligations of any other issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to any such limitations. Notwithstanding the foregoing, to the extent required by the rules of the Securities and Exchange Commission, the Fund will not invest more than 5% of its assets in the obligations of any one bank.

      9. Invest less than 25% of its total assets in securities issued by banks or invest more than 25% in the securities of issuers in any other industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Notwithstanding the foregoing, for temporary defensive purposes the Fund may invest less than 25% of its assets in bank obligations.

      10.    Invest in companies for the purpose of exercising control.

      11. Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

      12. Pledge, mortgage, hypothecate or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings.

      13. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid if, in the aggregate, more than 10% of the value of the Fund's net assets would be so invested.

      If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of that restriction.

      The Fund may make commitments more restrictive than the restrictions listed above so as to permit the sale of Fund shares in certain states. Should the Fund determine that a commitment is no longer in the best interests of the Fund and its shareholders, the Fund reserves the right to revoke the commitment by terminating the sale of Fund shares in the state involved.


                        MANAGEMENT OF THE FUND


      Board members and officers of the Fund, together with information as to their principal business occupations during at least the last five years, are shown below. The Board member who is deemed to be an "interested person" of the Fund, as defined in the 1940 Act, is indicated by an asterisk.



Board Members of the Fund



*DAVID W. BURKE, Board Member.  Chairman of the Broadcasting Board of
      Governors, an independent board within the United States Information Agency, since August 1995. From August 1994 to February 1995, Mr. Burke was a Consultant to the Manager and from October 1990 to August 1994, he was Vice President and Chief Administrative Officer of the Manager. From 1977 to 1990, Mr. Burke was involved in the management of the national television news, as Vice-President and Executive Vice President of ABC News, and subsequently as President of CBS News.
      Mr. Burke is 58 years old and his address is 200 Park Avenue, New York, N.Y. 10166.



ISABEL P. DUNST, Board Member. Partner in the law firm of Hogan & Hartson since 1990. From 1986 to 1990, Deputy General Counsel of the United States Department of Health and Human Services. She is also a Trustee of the Clients Security Fund of the District of Columbia Bar and a Trustee of Temple Sinai. Ms. Dunst is 48 years old and her address is c/o Hogan & Hartson, Columbia Square, 555 Thirteenth Street, N.W., Washington, D.C. 20004-1109.



LYLE E. GRAMLEY, Board Member.  Consulting economist since June 1992 and
      Senior Staff Vice President and Chief Economist of Mortgage Bankers Association of America from 1985 to May 1992. Since February 1993, a director of CWM Mortgage Holdings, Inc. From 1980 to 1985, member of the Board of Governors of the Federal Reserve System. Mr. Gramley is 68 years old and his address is 12901 Three Sisters Road, Potomac, Maryland 20854.



WARREN B. RUDMAN, Board Member. Since January 1993, Partner in the law firm Paul, Weiss, Rifkind, Wharton & Garrison. From January 1981 to January 1993, Mr. Rudman served as a United States Senator from the State of New Hampshire. Since May 1995, Mr. Rudman has served as a director of Collins & Aikman Corporation. Since January 1993, Mr. Rudman has served as a director of Chubb Corporation and of the Raytheon Company. He has served as Vice Chairman of the President's Foreign Intelligence Advisory Board since January 1993. From January 1993 to December 1994, Mr. Rudman served as Vice Chairman of the Federal Reserve Bank of Boston. Since 1988, Mr. Rudman has served as a trustee of Boston College and since 1986 as a member of the Senior Advisory Board of the Institute of Politics of the Kennedy School of Government at Harvard University. Mr. Rudman is 65 years old and his address is 1615 L Street, N.W., Suite 1300, Washington, D.C. 20036.



      For so long as the Fund's plans described in the sections captioned "Service Plan" and "Shareholder Services Plan" remain in effect, the Board members of the Fund who are not "interested persons" of the Fund, as defined in the 1940 Act, will be selected and nominated by the Board members who are not "interested persons" of the Fund.



      Board members are entitled to receive an annual retainer and a per meeting fee and reimbursement for their expenses. Emeritus Board members are entitled to receive an annual retainer and a per meeting fee of one-half the amount paid to them as Board members. The aggregate amount of compensation payable to each Board member by the Fund for the fiscal year ended September 30, 1995, and by all other funds in the Dreyfus Family of Funds for which such person is a Board member (the number of which is set forth in parenthesis next to each Board member's total compensation) for the year ended December 31, 1994, were as follows:




                                                        (3)                                           (5)
                               (2)                 Pension or                 (4)               Total Compensation
      (1)                   Aggregate          Retirement Benefits      Estimated Annual          from Fund and
 Name of Board           Compensation from      Accrued as Part of       Benefits Upon          Fund Complex Paid
    Member                   Fund(*)(+)          Fund's Expenses          Retirement             to Board Member
--------------           -----------------     -------------------      ----------------        ------------------
David W. Burke                 $5,000                none                    none               $36,311 (52)

Isabel P. Dunst                $5,000                none                    none               $40,692 (7)

Lyle E. Gramley                $5,000                none                    none               $40,692 (7)

Warren B. Rudman               $5,000                none                    none               $76,544 (17)


_____________________________________


(*)   Amount does not include reimbursed expenses for attending Board meetings, which amounted to $467.06 for all Board members as a group.
(+)   The aggregate compensation payable to each Board member by the Fund was paid by the Manager and not the Fund.



Officers of the Fund


MARIE E. CONNOLLY, President and Treasurer.  President and Chief Executive
      Officer and a Director of the Distributor and an officer of other investment companies advised or administered by the Manager. From December 1991 to July 1994, she was President and Chief Compliance Officer of Funds Distributor, Inc., the ultimate parent of which is Boston Institutional Group, Inc. Prior to December 1991, she served as Vice President and Controller, and later as Senior Vice President, of The Boston Company Advisors, Inc. She is 38 years old.



JOHN E. PELLETIER, Vice President and Secretary.  Senior Vice President -
      General Counsel of the Distributor and an officer of other investment companies advised or administered by the Manager. From February 1992 to July 1994, he served as Counsel for The Boston Company Advisors, Inc. From August 1990 to February 1992, he was employed as an Associate at Ropes & Gray. He is 31 years old.



FREDERICK C. DEY, Vice President and Assistant Treasurer.  Senior Vice
      President of the Distributor and an officer of other investment companies advised or administered by the Manager. From 1988 to August 1994, he was manager of the High Performance Fabric Division of Springs Industries Inc. He is 34 years old.



ERIC B. FISCHMAN, Vice President and Assistant Secretary.  Associate
      General Counsel of the Distributor and an officer of other investment companies advised or administered by the Manager. From September 1992 to August 1994, he was an attorney with the Board of Governors of the Federal Reserve System. He is 31 years old.



ELIZABETH BACHMAN, Vice President and Assistant Secretary.  Assistant Vice
      President of the Distributor and an officer of other investment companies advised or administered by the Manager. She is 26 years old.



JOSEPH F. TOWER, III, Assistant Treasurer.  Senior Vice President of the
      Distributor and an officer of other investment companies advised or administered by the Manager. From July 1988 to August 1994, he was employed by The Boston Company, Inc. where he held various management positions in the Corporate Finance and Treasury areas. He is 33 years old.



JOHN J. PYBURN, Assistant Treasurer.  Assistant Treasurer of the
      Distributor and an officer of other investment companies advised or administered by the Manager. From 1984 to July 1994, he was an Assistant Vice President in the Mutual Fund Accounting Department of the Manager. He is 60 years old.



MARGARET PARDO, Assistant Secretary. Legal Assistant with the Distributor and an officer of other investment companies advised or administered by the Manager. From June 1992 to April 1995, she was a Medical Coordination Officer at ORBIS International. Prior to June 1992, she worked as a Program Coordinator at Physicians World Communications Group. She is 27 years old.


      The address of each officer of the Fund is 200 Park Avenue, New York, New York 10166.


      Directors and officers of the Fund, as a group, owned less than 1% of the Fund's common stock outstanding on January 3, 1996.



      The following shareholders are known by the Fund to own of record 5% or more of the Fund's Class A shares outstanding on January 3, 1996: (1) Comerica Bank, 100 Renaissance Center, Suite 9, Detroit, MI 48243-1006 (5.68%); and (2) International Business Machines Corporation, Old Orchard Road, Armonk, NY 10504 (5.38%). No shareholder is known by the Fund to own beneficially 5% or more of the Fund's Class A shares outstanding on January 3, 1995.



      The following shareholders are known by the Fund to own of record 5% or more of the Fund's Class B shares outstanding on January 3, 1996: (1) Capital Network Services, 1 Bush Street, 11th Floor, San Francisco, CA 94104-4425 (42.72%); (2) Barnett Bank of Jacksonville, N.A., P.O. Box 45147, Jacksonville, FL 32232-5147 (35.05%). No shareholder is known by the Fund to own beneficially 5% or more of the Fund's common stock outstanding on January 3, 1995.



                        MANAGEMENT AGREEMENT

      The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Management of the Fund."


      The Manager provides management services pursuant to the Management Agreement (the "Agreement") dated August 24, 1994, as amended, with the Fund, which is subject to annual approval by (i) the Fund's Board or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, provided that in either event the continuance also is approved by a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval. Shareholders approved the Agreement on August 5, 1994 and the Fund's Board, including a majority of the Board members who are not "interested persons" of any party to the Agreement, last voted to approve the Agreement at a meeting held on May 24, 1995. The Agreement is terminable without penalty, on 60 days' notice, by the Fund's Board or by vote of the holders of a majority of the Fund's shares or, on not less than 90 days' notice, by the Manager. The Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).



      The following persons are officers and/or directors of the Manager:
Howard Stein Chairman of the Board and Chief Executive Officer; W. Keith Smith, Vice Chairman of the Board; Christopher M. Condron, President, Chief Operating Officer and a director; Stephen E. Canter, Vice Chairman, Chief Investment Officer and a director; Lawrence S. Kash, Vice Chairman-Distribution and a director; Philip L. Toia, Vice Chairman-Operations and Administration and a director; William T. Sandalls, Jr., Vice President and Chief Financial Officer; Barbara E. Casey, Vice President-Dreyfus Retirement Services; Diane M. Coffey, Vice President-Corporate Communications; Elie M. Genadry, Vice President-Institutional Sales; William G. Glavin, Jr., Vice President-Corporate Development; Mark N. Jacobs, Vice President-Fund Legal and Secretary; Daniel C. Maclean, Vice President and General Counsel; Jeffrey N. Nachman, Vice President-Mutual Fund Accounting; Andrew S. Wasser, Vice President-Information Services; Maurice Bendrihem, Controller; Elvira Oslapas, Assistant Secretary; and Mandell L. Berman, Frank V. Cahouet, Alvin E. Friedman, Lawrence M. Greene and Julian M. Smerling, directors.



      The Manager manages the Fund's portfolio of investments in accordance with the stated policies of the Fund, subject to the approval of the Fund's Board. The Manager is responsible for investment decisions, and provides the Fund with portfolio managers who are authorized by the Board to execute purchases and sales of securities. The Fund's portfolio managers are Robert Fort, Bernard W. Kiernan, Jr., Garitt Kono and
Patricia A. Larkin. The Manager also maintains a research department with a professional staff of securities analysts who provide research services for the Fund as well as for other funds advised by the Manager. All purchases and sales are reported for the Board's review at the meeting subsequent to such transactions.



      The Manager maintains office facilities on behalf of the Fund and furnishes statistical and research data, clerical help, accounting, data processing, bookkeeping and internal auditing and certain other required services to the Fund. The Manager also may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.



      As compensation for the Manager's services under the Agreement, the Fund has agreed to pay the Manager a monthly management fee at the annual rate of .20 of 1% of the value of the Fund's average daily net assets.
All fees and expenses are accrued daily and deducted before declaration of dividends to investors. The management fees payable for the fiscal years ended September 30, 1993, 1994 and 1995 were $7,263,870, $5,287,681 and
$8,013,464, respectively. The amounts payable in fiscal 1993 and 1994 were reduced pursuant to an undertaking by the Manager, resulting in net management fees paid of $5,735,796 in fiscal 1993 and $4,898,028 in fiscal 1994.


      Unless the Manager gives the Fund's investors at least 90 days' notice to the contrary, the Manager, and not the Fund, will be liable for Fund expenses (exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses) other than the following expenses, which will be borne by the Fund: (i) the management fee payable by the Fund monthly at the annual rate of .20 of 1% of the value of the Fund's average daily net assets and (ii) as to Class B shares only, payments made pursuant to the Fund's Service Plan at the annual rate of .25 of 1% of the value of the average daily net assets of Class B. See "Service Plan."

      In addition, the Agreement provides that if in any fiscal year the aggregate expenses of the Fund, exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the management fee, exceed 1-1/2% of the value of the Fund's average net assets for the fiscal year, the Fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expense. Such deduction or payment, if any, will be estimated on a daily basis, and reconciled and effected or paid, as the case may be, on a monthly basis.

      The aggregate of the fees payable to the Manager is not subject to reduction as the value of the Fund's net assets increases.


                       PURCHASE OF FUND SHARES

      The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Buy Fund Shares."


      The Distributor. The Distributor serves as the Fund's distributor on a best efforts basis pursuant to an agreement which is renewable annually. The Distributor also acts as distributor for the other funds in the Dreyfus Family of Funds and for certain other investment companies. In some states, banks or other financial institutions effecting transactions in Fund shares may be required to register as dealers pursuant to state law.



      Using Federal Funds. Dreyfus Transfer, Inc., the Fund's transfer and dividend disbursing agent (the "Transfer Agent"), or the Fund may attempt to notify the investor upon receipt of checks drawn on banks that are not members of the Federal Reserve System as to the possible delay in conversion into Federal Funds and may attempt to arrange for a better means of transmitting the money. If the investor is a customer of a securities dealer, bank or other financial institution and his order to purchase Fund shares is paid for other than in Federal Funds, the securities dealer, bank or other financial institution, acting on behalf of its customer, will complete the conversion into, or itself advance, Federal Funds generally on the business day following receipt of the customer order. The order is effective only when so converted and received by the Custodian or Sub-Custodian. An order for the purchase of Fund shares placed by an investor with a sufficient Federal Funds or cash balance in his brokerage account with a securities dealer, bank or other financial institution will become effective on the day that the order, including Federal Funds, is received by the Custodian or Sub-Custodian.



                            SERVICE PLAN
                           (CLASS B ONLY)

      The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Service Plan."


      Rule 12b-1 (the "Rule") adopted by the Securities and Exchange Commission under the 1940 Act provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Fund's Board has adopted such a plan (the "Service Plan") with respect to the Fund's Class B shares. Pursuant to the Service Plan, the Fund (a) reimburses the Distributor for distributing Class B shares and (b) pays the Manager, Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, and any affiliate of either of them (collectively, "Dreyfus"), for advertising and marketing Class B shares and for providing certain services to the holders of Class B shares. Under the Service Plan, the Distributor and Dreyfus may make payments to certain financial institutions, securities dealers and other financial industry professionals (collectively, "Service Agents") in respect to these services. The Fund's Board believes that there is a reasonable likelihood that the Service Plan will benefit the Fund and the holders of Class B shares.



      A quarterly report of the amounts expended under the Service Plan, and the purposes for which such expenditures were incurred, must be made to the Board for its review. In addition, the Service Plan provides that it may not be amended to increase materially the costs which holders of Class B shares may bear pursuant to the Service Plan without the approval of the holders of Class B shares and that other material amendments of the Service Plan must be approved by the Fund's Board and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund and have no direct or indirect financial interest in the operation of the Service Plan or in any agreements entered into in connection with the Service Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. The Service Plan is subject to annual approval by such vote cast in person at a meeting called for the purpose of voting on the Service Plan. The Service Plan was so approved by the Fund's Board at a meeting held on May 24, 1995. The Service Plan may be terminated at any time by vote of a majority of the Board members who are not "interested persons" and have no direct or indirect financial interest in the operation of the Service Plan or in any agreements entered into in connection with the Service Plan or by vote of the holders of a majority of Class B shares.



      For the fiscal year ended September 30, 1995, the Fund paid $245,822 pursuant to the Service Plan, of which $233,500 was paid to the Distributor as reimbursement for distributing Class B shares, and $12,322 was paid to Dreyfus for advertising and marketing Class B shares and for providing services to Class B shareholders.



                         SHAREHOLDER SERVICES PLAN
                              (CLASS A ONLY)

      The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled
"Shareholder Services Plan."

      The Fund has adopted a Shareholder Services Plan (the "Plan") pursuant to which the Fund has agreed to reimburse the Dreyfus Service Corporation for certain allocated expenses of providing personal services and/or maintaining shareholder accounts with respect to Class A shares only. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of Class A shareholder accounts.


      A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Fund's Board for its review. In addition, the Plan provides that material amendments of the Plan must be approved by the Board, and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Manager and have no direct or indirect financial interest in the operation of the Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. The Plan is subject to annual approval by such vote cast in person at a meeting called for the purpose of voting on the Plan. The Plan is terminable at any time by vote of a majority of the Board members who are not "interested persons" and have no direct or indirect financial interest in the operation of the Plan.



      For the fiscal year ended September 30, 1995, no amounts were paid by the Fund with respect to Class A shares under the Plan. See "Management of the Fund."



                      REDEMPTION OF FUND SHARES

      The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Redeem Fund Shares."


      Redemption by Wire or Telephone. By using this procedure, the investor authorizes the Transfer Agent to act on wire or telephone redemption instructions from any person representing himself or herself to be an authorized representative of the investor, and reasonably believed by the Transfer Agent to be genuine. Ordinarily, the Fund will initiate payment for shares redeemed pursuant to this procedure on the same business day if Dreyfus Institutional Services Division receives the redemption request in proper form in New York by Noon, New York time, or Los Angeles by Noon, California time, on such day; otherwise, the Fund will initiate payment on the next business day. Redemption proceeds will be transferred by Federal Reserve wire only to a bank that is a member of the Federal Reserve System.


      Investors with access to telegraphic equipment may wire redemption requests to the Transfer Agent by employing the following transmittal code which may be used for domestic or overseas transmission:

                                              Transfer Agent's
      Transmittal Code                        Answer Back Sign

          144295                              144295 TSSG PREP

      Investors who do not have direct access to telegraphic equipment may have the wire transmitted by contacting a TRT Cables operator at 1-800-654-7171, toll free. Investors should advise the operator that the above transmittal code must be used and should inform the operator of the Transfer Agent's answer back sign.


      Redemption Commitment. The Fund has committed itself to pay in cash all redemption requests by any shareholders of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission. In the case of requests for redemption in excess of such amount, the Fund's Board reserves the right to make payments in whole or in part in securities or other assets of the Fund in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as the Fund's portfolio is valued. If the recipient sold such securities, brokerage charges would be incurred.


      Suspension of Redemptions. The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect the Fund's investors.


                    DETERMINATION OF NET ASSET VALUE

      The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Buy Fund Shares."

      Amortized Cost Pricing. The valuation of the Fund's portfolio securities is based upon their amortized cost which does not take into account unrealized capital gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.


      The Fund's Board has established, as a particular responsibility within the overall duty of care owed to the Fund's investors, procedures reasonably designed to stabilize the Fund's price per share as computed for the purpose of purchases and redemptions at $1.00. Such procedures include review of the Fund's portfolio holdings by the Fund's Board, at such intervals as it deems appropriate, to determine whether the Fund's net asset value per share calculated by using available market quotations or market equivalents deviates from $1.00 per share based on amortized cost. In such review, investments for which market quotations are readily available will be valued at the most recent bid price or yield equivalent for such securities or for securities of comparable maturity, quality and type, as obtained from one or more of the major market makers for the securities to be valued. Other investments and assets will be valued at fair value as determined in good faith by the Fund's Board.



      The extent of any deviation between the Fund's net asset value based upon available market quotations or market equivalents and $1.00 per share based on amortized cost will be examined by the Fund's Board. If such deviation exceeds 1/2 of 1%, the Fund's Board will consider promptly what action, if any, will be initiated. In the event the Fund's Board determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, it has agreed to take such corrective action as it regards as necessary and appropriate including: selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends or paying distributions from capital or capital gains; redeeming shares in kind; or establishing a net asset value by using available market quotations or market equivalents.


      New York Stock Exchange Closings. The holidays (as observed) on which the New York Stock Exchange is closed currently are: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.



                       INVESTOR SERVICES

      The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Investor Services."

      Fund Exchanges. By using the Telephone Exchange Privilege, the investor authorizes the Dreyfus Service Corporation or the Transfer Agent to act on exchange instructions from any person representing himself or herself to be an authorized representative of the investor and reasonably believed by the Transfer Agent to be genuine. Telephone exchanges may be subject to limitations as to the amount involved or the number of telephone exchanges permitted. Shares will be exchanged at the net asset value next determined after receipt of an exchange request in proper form. Shares in certificate form are not eligible for telephone exchange.

      Dreyfus Auto-Exchange Privilege. Dreyfus Auto-Exchange permits an investor to purchase, in exchange for shares of the Fund, shares of Dreyfus Cash Management, Dreyfus Government Cash Management, Dreyfus Institutional Short Term Treasury Fund, Dreyfus Municipal Cash Management Plus, Dreyfus New York Municipal Cash Management, Dreyfus Tax Exempt Cash Management, Dreyfus Treasury Cash Management and Dreyfus Treasury Prime Cash Management. This Privilege is available only for existing accounts. Shares will be exchanged on the basis of relative net asset value. Enrollment in or modification or cancellation of this Privilege is effective three business days following receipt of notification by the investor. An investor will be notified if its account falls below the amount designated under this Privilege. In this case, an investor's account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Auto-Exchange transaction. Shares issued in certificate form are not eligible for this Privilege.

      Fund exchanges and the Dreyfus Auto-Exchange Privilege are available to investors resident in any state in which shares of the fund being acquired may legally be sold. Shares may be exchanged only between accounts having identical names and other identifying designations.

      The Fund reserves the right to reject any exchange request in whole or in part. The Fund exchanges service or Dreyfus Auto-Exchange Privilege may be modified or terminated at any time upon notice to investors.


                    DIVIDENDS, DISTRIBUTIONS AND TAXES

      The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Dividends, Distributions and Taxes."

      Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gain or loss. However, all or a portion of any gain realized from the sale or other disposition of certain market discount bonds will be treated as ordinary income under Section 1276 of the Internal Revenue Code of 1986, as amended.



                       PORTFOLIO TRANSACTIONS



      Portfolio securities ordinarily are purchased directly from the issuer or from an underwriter or a market maker for the securities. Usually no brokerage commissions are paid by the Fund for such purchases. Purchases from underwriters of portfolio securities may include a concession paid by the issuer to the underwriter and the purchase price paid to, and sales price received from, market makers for the securities may reflect the spread between the bid and asked price. No brokerage commissions have been paid by the Fund to date.



      Transactions are allocated to various dealers by the Fund's portfolio managers in their best judgment. The primary consideration is prompt and effective execution of orders at the most favorable price. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable the Manager to supplement its own research and analysis with the views and information of other securities firms and may be selected based upon their sales of Fund shares.



      Research services furnished by brokers through which the Fund effects securities transactions may be used by the Manager in advising other funds it advises and, conversely, research services furnished to the Manager by brokers in connection with other funds the Manager advises may be used by the Manager in advising the Fund. Although it is not possible to place a dollar value on these services, it is the opinion of the Manager that the receipt and study of such services should not reduce the overall expenses of its research department.



                        YIELD INFORMATION

      The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Yield Information."


      For the seven-day period ended September 30, 1995, the yield and effective yield for Class A shares was 5.84% and 6.01%, respectively, and for Class B shares was 5.58% and 5.74%, respectively. Yield is computed in accordance with a standardized method which involves determining the net change in the value of a hypothetical pre-existing Fund account having a balance of one share at the beginning of a seven calendar day period for which yield is to be quoted, dividing the net change by the value of the account at the beginning of the period to obtain the base period return, and annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared on the original share and any such additional shares and fees that may be charged to the shareholder's account, in proportion to the length of the base period and the Fund's average account size, but does not include realized gains and losses or unrealized appreciation and depreciation. Effective yield is computed by adding 1 to the base period return (calculated as described above), raising that sum to a power equal to 365 divided by 7, and subtracting 1 from the result.


      Yields will fluctuate and are not necessarily representative of future results. Each investor should remember that yield is a function of the type and quality of the instruments in the portfolio, portfolio maturity and operating expenses. An investor's principal in the Fund is not guaranteed. See "Determination of Net Asset Value" for a discussion of the manner in which the Fund's price per share is determined.

                    INFORMATION ABOUT THE FUND

      The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "General Information."

      Each Fund share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and nonassessable. Fund shares have no preemptive, subscription or conversion rights and are freely transferable.

      The Fund sends annual and semi-annual financial statements to all its shareholders.

      In early 1974, the Manager commenced offering the first money market fund to be widely offered on a retail basis, Dreyfus Liquid Assets, Inc. Money market mutual funds have subsequently grown into a multi-billion dollar industry.


      The Fund is a member of the Family of Dreyfus Cash Management Funds which are designed to meet the needs of an array of institutional investors. As of January 5, 1996, the total net assets of the Dreyfus Family of Cash Management Funds amounted to approximately $21.4 billion.


         TRANSFER AND DIVIDEND DISBURSING AGENT, CUSTODIAN, COUNSEL
                          AND INDEPENDENT AUDITORS


      Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, P.O. Box 9671, Providence, Rhode Island 02940-9671, is the Fund's transfer and dividend disbursing agent. Under a transfer agency agreement with the Fund, the Transfer Agent arranges for the maintenance of shareholder account records for the Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, and is reimbursed for certain out-of-pocket expenses. The Bank of New York, 90 Washington Street, New York, New York 10286, acts as custodian of the Fund's investments. First Interstate Bank of California, 707 Wilshire Boulevard, Los Angeles, California 90017, serves as a sub-custodian of the Fund's investments. The Transfer Agent, The Bank of New York and First Interstate Bank of California have no part in determining the investment policies of the Fund or which portfolio securities are to be purchased or sold by the Fund.


      Stroock & Stroock & Lavan, 7 Hanover Square, New York, New York 10004-2696, as counsel for the Fund, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares being sold pursuant to the Fund's Prospectus.

      Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, independent auditors, have been selected as auditors of the Fund.


                              APPENDIX


      Descriptions of the highest commercial paper, bond and other short- and long-term rating categories assigned by Standard & Poor's Ratings Group ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Fitch
Investors Service, L.P. ("Fitch"), Duff & Phelps Credit Rating Co. ("Duff"), IBCA Limited and IBCA Inc. ("IBCA") and Thomson BankWatch, Inc. ("BankWatch"):


Commercial Paper Ratings and Short-Term Ratings

      The designation A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation.

      The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

      The rating Fitch-1 (Highest Grade) is the highest commercial paper rating assigned by Fitch. Paper rated Fitch-1 is regarded as having the strongest degree of assurance for timely payment.

      The rating Duff-1 is the highest commercial paper rating assigned by Duff. Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors which are supported by ample asset protection. Risk factors are minor.

      The designation A1 by IBCA indicates that the obligation is supported by a very strong capacity for timely repayment. Those obligations rated A1+ are supported by the highest capacity for timely repayment.

      The rating TBW-1 is the highest short-term obligation rating assigned by BankWatch. Obligations rated TBW-1 are regarded as having the strongest capacity for timely repayment.

Bond Ratings and Long-Term Ratings

      Bonds rated AAA are considered by S&P to be the highest grade obligation and possess an extremely strong capacity to pay principal and interest.

      Bonds rated Aaa are judged by Moody's to be of the best quality. Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards and, together with the Aaa group, they comprise what are generally known as high-grade bonds.

      Bonds rated AAA by Fitch are judged by Fitch to be strictly high grade, broadly marketable and suitable for investment by trustees and fiduciary institutions and liable to but slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is a showing of earnings several times or many times interest requirements, with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions.

      Bonds rated AAA by Duff are considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than U.S. Treasury debt.

      Obligations rated AAA by IBCA have the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly. Obligations rated AA by IBCA have a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

      IBCA also assigns a rating to certain international and U.S. banks. An IBCA bank rating represents IBCA's current assessment of the strength of the bank and whether such bank would receive support should it experience difficulties. In its assessment of a bank, IBCA uses a dual rating system comprised of Legal Ratings and Individual Ratings. In addition, IBCA assigns banks long- and short-term ratings as used in the corporate ratings discussed above. Legal Ratings, which range in gradation from 1 through 5, address the question of whether the bank would receive support provided by central banks or shareholders if it experienced difficulties, and such ratings are considered by IBCA to be a prime factor in its assessment of credit risk. Individual Ratings, which range in gradations from A through E, represent IBCA's assessment of a bank's economic merits and address the question of how the bank would be viewed if it were entirely independent and could not rely on support from state authorities or its owners.

      In addition to ratings of short-term obligations, BankWatch assigns a rating to each issuer it rates, in gradations of A through E. BankWatch examines all segments of the organization including, where applicable, the holding company, member banks or associations, and other subsidiaries. In those instances where financial disclosure is incomplete or untimely, a qualified rating (QR) is assigned to the institution. BankWatch also assigns, in the case of foreign banks, a country rating which represents an assessment of the overall political and economic stability of the country in which the bank is domiciled.


DREYFUS CASH MANAGEMENT PLUS, INC.
STATEMENT OF INVESTMENTS                                                                  SEPTEMBER 30, 1995
                                                                                                    PRINCIPAL
NEGOTIABLE BANK CERTIFICATES OF DEPOSIT-43.6%                                                         AMOUNT           VALUE
                                                                                               ----------------  ---------------
Bank of Tokyo Ltd. (Yankee)
    5.94%-5.95%, 12/5/95-1/16/96............................................                    $   200,000,000    $ 200,000,889
Bayerische Landesbank Girozentrale (London)
    5.65%, 10/5/95..........................................................                         45,000,000       45,001,374
Bayerische Vereinsbank AG (London)
    6.02%-6.16%, 7/17/96-8/27/96............................................                          314,000,000   314,000,000
Canadian Imperial Bank of Commerce (London)
    6.04%-6.09%, 7/29/96-8/14/96............................................                         200,000,000    200,000,000
Commerzbank AG (Yankee)
    6.33%-6.39%, 10/10/95-3/8/96............................................                         27,000,000       27,024,034
Dai-Ichi Kangyo Bank Ltd. (London)
    5.79%-6.46%, 10/12/95-5/7/96............................................                         170,000,000    170,003,064
Dai-Ichi Kangyo Bank Ltd. (Yankee)
    5.98%-6.50%, 12/20/95-1/2/96............................................                         65,000,000       65,029,385
Deutsche Bank AG (London)
    6.02%, 8/16/96..........................................................                         75,000,000       75,000,000
Dresdner Bank AG (Yankee)
    6.30%, 3/29/96..........................................................                         10,000,000       10,011,278
Industrial Bank of Japan Ltd. (Yankee)
    5.82%-5.98%, 12/6/95-1/22/96............................................                         180,000,000    180,001,225
Mitsubishi Bank Ltd. (London)
    5.77%-5.89%, 10/12/95-12/13/95..........................................                         145,000,000    145,000,955
Mitsubishi Bank Ltd. (Yankee)
    6.11%-6.57%, 12/8/95-1/31/96............................................                         104,000,000    104,113,766
Sanwa Bank Ltd. (London)
    5.80%-5.93%, 10/13/95-7/12/96...........................................                         80,000,000      80,000,197
Sanwa Bank Ltd. (Yankee)
    5.83%-6.52%, 11/10/95-1/24/96...........................................                         164,000,000    163,997,686
Societe Generale (London)
    6.08%, 8/15/96..........................................................                         100,000,000     99,997,428
Societe Generale (Yankee)
    6.30%-6.42%, 12/15/95-3/22/96...........................................                         60,000,000       60,019,544
Sumitomo Bank Ltd. (Foreign)
    5.97%, 12/5/95..........................................................                         30,000,000       30,001,442
Sumitomo Bank Ltd. (Yankee)
    5.97%-6.12%, 12/5/95-1/2/96.............................................                    $   105,000,000    $ 105,000,911
                                                                                                                    ------------
TOTAL NEGOTIABLE BANK CERTIFICATES OF DEPOSIT
    (cost $2,074,203,178)...................................................                                      $2,074,203,178
                                                                                                                  ==============

DREYFUS CASH MANAGEMENT PLUS, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                          SEPTEMBER 30, 1995
                                                                                                    PRINCIPAL
BANKERS' ACCEPTANCES-1.8%                                                                             AMOUNT           VALUE
                                                                                             ----------------  ----------------
Bank of Tokyo Ltd. (Yankee)
    5.77%-5.99%, 10/20/95-12/11/95..........................................                  $     47,250,000     $ 46,902,370
Dai-Ichi Kangyo Bank Ltd. (Yankee)
    5.80%-6%, 11/28/95-2/7/96...............................................                         35,000,000       34,464,429
Sanwa Bank Ltd. (Yankee)
    5.94%, 1/17/96..........................................................                         5,000,000        4,912,850
                                                                                                                   ------------
TOTAL BANKERS' ACCEPTANCES
    (cost $86,279,649)......................................................                                       $ 86,279,649
                                                                                                                   =============
COMMERCIAL PAPER-10.4%
Abbey National North America
    6.50%, 1/2/96...........................................................                   $     50,000,000      $ 49,199,167
Bankers Trust New York Corp.
    5.81%, 3/15/96..........................................................                         25,000,000       24,349,833
Chrysler Financial Corp.
    5.94%-6%, 11/22/95-12/1/95..............................................                         55,000,000       54,493,556
General Motors Acceptance Corp.
    5.80%-6.36%, 10/13/95-2/26/96...........................................                         56,000,000       55,278,188
Lehman Brothers Holdings Inc.
    5.90%, 6/7/96 (a).......................................................                         50,000,000       50,000,000
Merrill Lynch & Co. Inc.
    6.19%, 2/2/96...........................................................                         60,000,000       58,776,533
Mitsubishi Motor Credit of America
    5.86%-5.92%, 10/25/95-1/19/96 (b).......................................                         65,000,000       64,406,897
Sears Roebuck Acceptance Corp.
    6.40%, 10/2/95..........................................................                         10,000,000         9,998,278
Spintab AB
    5.85%-6.11%, 10/20/95-12/27/95..........................................                         80,000,000       79,221,070
SwedBank Inc.
    5.89%, 12/18/95.........................................................                         50,000,000       49,378,708
                                                                                                                      ----------
TOTAL COMMERCIAL PAPER
    (cost $495,102,230).....................................................                                       $ 495,102,230
                                                                                                                     ============

CORPORATE NOTES-17.6%
Avco Financial Services Inc.
    6.03%, 4/1/96 (a).......................................................                    $     90,000,000    $ 90,000,000
Bear Stearns Companies Inc.
    5.46%-6.06%, 1/26/96-6/10/96 (a)........................................                         145,000,000     145,000,000
Comerica Bank
    5.90%, 7/26/96 (a)......................................................                         50,000,000       49,998,795

DREYFUS CASH MANAGEMENT PLUS, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                             SEPTEMBER 30, 1995
                                                                                                   PRINCIPAL
CORPORATE NOTES (CONTINUED)                                                                           AMOUNT           VALUE
                                                                                               ----------------  ----------------
General Electric Capital Corp.
    6.03%-6.10%, 2/9/96-4/12/96 (a).........................................                     $   105,000,000   $ 104,990,319
Lehman Brothers Holdings Inc.
    6.20%, 5/16/96 (a)......................................................                         100,000,000    100,000,000
Merrill Lynch & Co. Inc.
    5.95%-6.14%, 3/13/96-9/24/96 (a)........................................                         150,000,000    149,987,073
PHH Corp.
    5.91%, 8/19/96 (a)......................................................                         100,000,000     99,981,637
Westdeutsche Landesbank Girozentrale
    5.94%, 12/13/95.........................................................                         98,500,000       98,703,180
                                                                                                                    ------------
TOTAL CORPORATE NOTES
    (cost $838,661,004).....................................................                                       $838,661,004
                                                                                                                   ============
PROMISSORY NOTES-4.7%
Goldman Sachs Group L.P.
    5.81%-6.15%, 11/7/95-1/18/96 (c,d)
    (cost $223,000,000).....................................................                     $   223,000,000   $ 223,000,000
                                                                                                                   ============
SHORT-TERM BANK NOTES-7.7%
First National Bank of Boston
    5.94%-5.97%, 7/5/96-7/12/96 (a).........................................                    $   265,000,000    $ 265,000,000
Morgan Guaranty Trust Co.
    5.95%, 7/18/96..........................................................                         50,000,000       50,000,000
NationsBank of Texas
    6.15%, 8/28/96..........................................................                         50,000,000       50,000,000
                                                                                                                    ------------
TOTAL SHORT-TERM BANK NOTES
    (cost $365,000,000).....................................................                                       $ 365,000,000
                                                                                                                   ============
U.S. GOVERNMENT AGENCY-12.0%
Federal Farm Credit Banks, Floating Rate Notes
    6.05%, 9/30/96 (a)......................................................                   $     20,000,000    $ 20,000,000
Federal Home Loan Banks, Floating Rate Notes
    5.96%, 7/10/97 (a)......................................................                        200,000,000     200,000,000
Federal National Mortgage Association, Floating Rate Notes
    5.85%-6.21%, 2/14/97-6/19/98 (a)........................................                    $   350,000,000   $ 349,896,710
                                                                                                                    ------------
TOTAL U.S. GOVERNMENT AGENCY
    (cost $569,896,710).....................................................                                      $ 569,896,710
                                                                                                                   ============
TIME DEPOSITS-3.0%
Fleet Bank of New York N.A. (Cayman)
    6.50%, 10/2/95
    (cost $142,256,000).....................................................                   $   142,256,000   $ 142,256,000
                                                                                                                   ============

DREYFUS CASH MANAGEMENT PLUS, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                        SEPTEMBER 30, 1995
                                                                                                   PRINCIPAL
                                                                                                     AMOUNT          VALUE
                                                                                            ----------------    ----------------
TOTAL INVESTMENTS
    (cost $4,794,398,771).........................................                                 100.8%         $4,794,398,771
                                                                                                   ======         ==============

LIABILITIES, LESS
    CASH AND RECEIVABLES..........................................                                  (.8%)       $    (36,910,666)
                                                                                                   ======         ==============
NET ASSETS  .................................................                                       100.0%         $4,757,488,105
                                                                                                   ======         ==============
NOTES TO STATEMENT OF INVESTMENTS:
    (a)  Variable interest rate - subject to periodic change.
    (b)  Backed by an irrevocable letter of credit.
    (c)  This note was acquired for investment, not with the intent to distribute or sell.
    (d)  Securities restricted as to public resale. These securities were acquired from 4/10/95 to 9/11/95 at a cost of par value.  At September
    30, 1995, the value of these securities is $223 million, representing approximately 4.7% of net assets and are valued at amortized cost.


See notes to financial statements.

DREYFUS CASH MANAGEMENT PLUS, INC.
STATEMENT OF ASSETS AND LIABILITIES                                                               SEPTEMBER 30, 1995
ASSETS:
    Investments in securities, at value-Note 1(a)...........................                                      $4,794,398,771
    Interest receivable.....................................................                                         48,473,075
                                                                                                                  --------------
                                                                                                                   4,842,871,846
LIABILITIES:
    Due to The Dreyfus Corporation..........................................                   $  1,054,396
    Due to Custodian........................................................                     54,255,272
    Due to Distributor......................................................                         74,073
    Payable for investment securities purchased.............................                     30,000,000           85,383,741
                                                                                               ------------        -------------
NET ASSETS  ................................................................                                      $4,757,488,105
                                                                                                                  ==============
REPRESENTED BY:
    Paid-in capital.........................................................                                      $4,758,411,328
    Accumulated net realized (loss) on investments..........................                                            (923,223)
                                                                                                                  --------------
NET ASSETS at value.........................................................                                       $4,757,488,105
                                                                                                                  ==============
Shares of Common Stock outstanding:
    Class A Shares
      (15 billion shares of $.001 par value shares authorized)..............                                        4,405,908,812
                                                                                                                  ==============
    Class B Shares
      (15 billion shares of $.001 par value shares authorized)..............                                         352,502,516
                                                                                                                  ==============
NET ASSET VALUE per share:
    Class A Shares
      ($4,404,988,961 / 4,405,908,812 shares)...............................                                               $1.00
                                                                                                                           =====
    Class B Shares
      ($352,499,144 / 352,502,516 shares)...................................                                               $1.00
                                                                                                                           =====


STATEMENT OF OPERATIONS                                                                     YEAR ENDED SEPTEMBER 30, 1995
INVESTMENT INCOME:
    INTEREST INCOME.........................................................                                       $ 240,739,171
    EXPENSES:
      Management fee-Note 2(a)..............................................                    $  8,013,464
      Distribution fees (Class B shares)-Note 2(b)..........................                         245,822
                                                                                                ------------
          TOTAL EXPENSES....................................................                                         8,259,286
                                                                                                                    ----------
INVESTMENT INCOME-NET.......................................................                                         232,479,885
NET REALIZED GAIN ON INVESTMENTS--Note 1(b).................................                                              61,322
                                                                                                                     -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                       $ 232,541,207
                                                                                                                   =============

See notes to financial statements.

DREYFUS CASH MANAGEMENT PLUS, INC.
STATEMENT OF CHANGES IN NET ASSETS
                                                                                          YEAR ENDED SEPTEMBER 30,
                                                                                  ---------------------------------------
                                                                                         1994               1995
                                                                                  ------------------        ------------------
OPERATIONS:
    Investment income-net...............................................                $ 92,366,365               $ 232,479,885
    Net realized gain (loss) on investments.............................                   (956,312)                      61,322
                                                                                        ------------               -------------
          NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..........                91,410,053                   232,541,207
                                                                                        ------------               -------------
DIVIDENDS TO SHAREHOLDERS FROM;
    Investment income-net:
      Class A shares....................................................                (92,295,952)               (226,918,456)
      Class B shares....................................................                    (70,413)                 (5,561,429)
                                                                                        ------------               -------------
          TOTAL DIVIDENDS...............................................                (92,366,365)               (232,479,885)
                                                                                        ------------               -------------
CAPITAL STOCK TRANSACTIONS ($1.00 per share):
    Net proceeds from shares sold:
      Class A shares....................................................                31,741,072,296            57,520,547,392
      Class B shares....................................................                    16,083,958             1,165,069,960
    Dividends reinvested:
      Class A shares....................................................                   18,340,378                 54,890,923
      Class B shares....................................................                       69,835                  5,333,819
    Cost of shares redeemed:
      Class A shares....................................................              (32,868,317,086)           (55,063,997,497)
      Class B shares....................................................                  (10,065,036)              (823,990,020)
                                                                                        ------------               -------------
          INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
            STOCK TRANSACTIONS..........................................              (1,102,815,655)              2,857,854,577
                                                                                        ============               =============
            TOTAL INCREASE (DECREASE) IN NET ASSETS....................     .         (1,103,771,967)               2,857,915,899
NET ASSETS:
    Beginning of year...................................................               3,003,344,173                1,899,572,206
                                                                                        ------------               -------------
    End of year.........................................................           $   1,899,572,206            $  4,757,488,105
                                                                                        ============               =============






See notes to financial statements.

DREYFUS CASH MANAGEMENT PLUS, INC.
FINANCIAL HIGHLIGHTS
    Reference is made to page 3 of the Fund's Prospectus dated
February 1, 1996.



DREYFUS CASH MANAGEMENT PLUS, INC.
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    The Fund is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company. Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares, which are sold to the public without a sales load. The Distributor, located at One Exchange Place, Boston, Massachusetts 02109, is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.
    It is the Fund's policy to maintain a continuous net asset value per share of $1.00; the Fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the Fund will be able to maintain a stable net asset value of $1.00.
    The Fund offers both Class A and Class B shares. Class B shares are subject to a Service Plan adopted pursuant to Rule 12b-1 under the Act. Other differences between the two Classes include the services offered to and the expenses borne by each Class and certain voting rights.
    (A) PORTFOLIO VALUATION: Investments are valued at amortized cost, which has been determined by the Fund's Board of Directors to represent the fair value of the Fund's investments.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income is recognized on the accrual basis. Cost of investments represents amortized cost.
    (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends from investment income-net on each business day. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
    (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
    The Fund has an unused capital loss carryover of approximately $885,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to September 30, 1995. The carryover does not include net realized securities losses from November 1, 1994 through September 30, 1995 which are treated, for Federal income tax purposes, as arising in fiscal 1996. If not applied, $22,000 of the carryover expires in fiscal 1997, $3,000 expires in fiscal 1999, $3,000 expires in fiscal 2000, $46,000 expires in fiscal 2002 and $811,000 expires in fiscal 2003.
    At September 30, 1995, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

DREYFUS CASH MANAGEMENT PLUS, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
NOTE 2-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .20 of 1% of the average daily value of the Fund's net assets and is payable monthly.
    Unless the Manager gives the Fund's investors 90 days notice to the contrary, the Manager and not the Fund, will be liable for Fund expenses (exclusive of taxes, brokerage, interest on borrowings and, with the prior written consent of the necessary state securities commissions, extraordinary expenses) other than the following expenses, which will be borne by the Fund: the management fee, and with respect to the Fund's Class B shares, Rule 12b-1 Service Plan expenses.
    (B) Under the Class B Service Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the Fund (a) reimburses the Distributor for distributing the Fund's Class B shares and (b) pays the Manager and Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, and their affiliates (collectively "Dreyfus") for advertising and marketing relating to the Fund's Class B shares and for providing certain services relating to Class B shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts ("Servicing"), at an aggregate annual rate of .25 of 1% of the value of the Fund's Class B shares average daily net assets. Both the Distributor and Dreyfus may pay one or more Service Agents a fee in respect of the Fund's Class B shares owned by the shareholders with whom the Service Agent has a Servicing relationship or for whom the Service Agent is the dealer or holder of record. Both the Distributor and Dreyfus determine the amounts, if any, to be paid to the Service Agents under the Plan and the basis on which such payments are made. The fees payable under the Plan are payable without regard to actual expenses incurred. During the year ended September 30, 1995, $245,822 was charged to the Fund pursuant to the Plan.
    (D) Each director who is not an "affiliated person" as defined in the Act receives an annual fee of $3,000 and an attendance fee of $500 per meeting.

DREYFUS CASH MANAGEMENT PLUS, INC.
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF DIRECTORS
DREYFUS CASH MANAGEMENT PLUS, INC.
    We have audited the accompanying statement of assets and liabilities of Dreyfus Cash Management Plus, Inc., including the statement of investments, as of September 30, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Cash Management Plus, Inc. at September 30, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.
[Ernst and Young LLP signature logo]


New York, New York
November 2, 1995





                      DREYFUS CASH MANAGEMENT PLUS, INC.


                           PART C. OTHER INFORMATION
                           _________________________


Item 24.  Financial Statements and Exhibits - List
_______    _________________________________________

     (a)  Financial Statements:


               Included in Part A of the Registration Statement:


               Condensed Financial Information, with respect to Class A shares, for the period from October 6, 1987 (commencement of operations) to September 30, 1988 and for the seven years ended September 30, 1995 and, with respect to Class B shares, for the period from January 24, 1994 (commencement of initial offering) to September 30, 1994 and for the one year period ended September 30, 1995.


               Included in Part B of the Registration Statement:


                    Statement of Investments--September 30, 1995



                    Statement of Assets and Liabilities--September 30, 1995



                    Statement of Operations--year ended September 30, 1995



                    Statement of Changes in Net Assets--for the years ended September 30, 1994 and 1995


                    Notes to Financial Statements


                    Report of Ernst & Young LLP, Independent Auditors, dated November 2, 1995







Schedule Nos. I through VII and other financial statement information, for which provision is made in the applicable accounting regulations of the Securities and Exchange Commission, are either omitted because they are not required under the related instructions, they are inapplicable, or the required information is presented in the financial statements or notes which are included in Part B of the Registration Statement.

Item 24.  Financial Statements and Exhibits - List (continued)
_______    _____________________________________________________

  (b)     Exhibits:

  (1)(a) Registrant's Articles of Incorporation are incorporated by reference to Exhibit (1)(a) of Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A, filed on January 26, 1994.

     (b) Registrant's Articles of Amendment are incorporated by reference to Exhibit (1)(b) of Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A, filed on January 26, 1994.


  (2) Registrant's By-Laws are incorporated by reference to Exhibit (2) of Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A, filed on October 25, 1995.


  (5) Management Agreement is incorporated by referenced to Exhibit (5) of Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A, filed on December 1, 1994.

  (6)     Distribution Agreement is incorporated by referenced to Exhibit
          (6) of Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A, filed on December 1, 1994.


  (8)(a) Amended and Restated Custody Agreement is incorporated by reference to Exhibit (8)(a) of Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A, filed on October 25, 1995.



  (8)(b)  Sub-Custodian Agreement is incorporated by reference to Exhibit
          (8)(b) of Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A, filed on October 25, 1995.



  (9)     Shareholder Services Plan is incorporated by reference to Exhibit
          (9) of Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A, filed on October 25, 1995.



  (10) Opinion and consent of Registrant's counsel is incorporated by reference to Exhibit (10) of Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A, filed on October 25, 1995.


  (11)    Consent of Independent Auditors.

  (15) Service Plan is incorporated by reference to Exhibit (15) of Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A, filed on December 1, 1994.

  (16) Schedule of Computation of Performance Data for Class A shares is incorporated by reference to Exhibit (16) of Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A, filed September 30, 1993. Schedule of Computation of Performance Data for Class B shares is incorporated by reference to Exhibit (16) of Post-Effective No. 10 to the Registration Statement on Form N-1A, filed on December 1, 1994.


  (18) Rule 18f-3 Plan is incorporated by reference to Exhibit (18) of Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A, filed on October 25, 1995.


Item 24.  Financial Statements and Exhibits - List (continued)


          Other Exhibits

               (a) Powers of Attorney of Directors are incorporated by reference to Other Exhibits (a) of Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A, filed on December 1, 1994.

               (b) Power of Attorney of Principal Executive Financial and Accounting Officer is incorporated by reference to Other Exhibits (b) of Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A, filed on December 1, 1994.

               (c) Certificate of Assistant Secretary is incorporated by reference to Other Exhibits (c) of Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A, filed on December 1, 1994.

Item 25.  Persons Controlled by or under Common Control with Registrant

          Not Applicable

Item 26.  Number of Holders of Securities


            (1)                                        (2)

                                                Number of Record
        Title of Class                   Holders as of January 3, 1996

        Common Stock
        (par value $.001)

        Class A.................................      334

        Class B.................................      125


Item 27.    Indemnification

        The Statement as to the general effect of any contract, arrangements or statute under which a director, officer, underwriter or affiliated person of the Registrant is indemnified is incorporated by reference to Item 27 of Part C of Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A, filed on December 16, 1991.

        Reference is also made to the Distribution Agreement filed as Exhibit (6) of Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A, filed on December 1, 1994.

Item 28.    Business and Other Connections of Investment Adviser

        The Dreyfus Corporation ("Dreyfus") and subsidiary companies comprise a financial service organization whose business consists primarily of providing investment management services as the investment adviser, manager and distributor for sponsored investment companies registered under the Investment Company Act of 1940 and as an investment adviser to institutional and individual accounts. Dreyfus also serves as sub-investment adviser to and/or administrator of other investment companies. Premier Mutual Fund Services, Inc. serves primarily as distributor of shares of investment companies for which Dreyfus acts as investment adviser, sub-investment adviser or administrators. Dreyfus Management, Inc., another wholly-owned subsidiary, provides investment management services to various pension plans, institutions and individuals.


Item 28.  Business and Other Connections of Investment Adviser (continued)
________  ________________________________________________________________

          Officers and Directors of Investment Adviser
          ____________________________________________


Name and Position
with Dreyfus                  Other Businesses
_________________             ________________

MANDELL L. BERMAN             Real estate consultant and private investor
Director                           29100 Northwestern Highway, Suite 370
                                   Southfield, Michigan 48034;
                              Past Chairman of the Board of Trustees of Skillman Foundation.
                              Member of The Board of Vintners Intl.

FRANK V. CAHOUET              Chairman of the Board, President and
Director                      Chief Executive Officer:
                                   Mellon Bank Corporation****
                                   Mellon Bank, N.A.****
                              Director:
                                   Avery Dennison Corporation
                                   150 North Orange Grove Boulevard
                                   Pasadena, California 91103;
                                   Saint-Gobain Corporation
                                   750 East Swedesford Road
                                   Valley Forge, Pennsylvania 19482;
                                   Teledyne, Inc.
                                   1901 Avenue of the Stars
                                   Los Angeles, California 90067

ALVIN E. FRIEDMAN             Senior Adviser to Dillon, Read & Co. Inc.
Director                           535 Madison Avenue
                                   New York, New York 10022;
                                   Director and member of the Executive
                                   Committee of Avnet, Inc.**

LAWRENCE M. GREENE            Director:
Director                           Dreyfus America Fund

JULIAN M. SMERLING            None
Director

HOWARD STEIN                  Chairman of the Board:
Chairman of the Board and          Dreyfus Acquisition Corporation*;
Chief Executive Officer            The Dreyfus Consumer Credit Corporation*;
                                   Dreyfus Management, Inc.*;
                                   Dreyfus Service Corporation*;
                              Chairman of the Board and Chief Executive
                              Officer:
                                   Major Trading Corporation*;
                              Director:
                                   Avnet, Inc.**;
                                   Dreyfus America Fund++++;
                                   The Dreyfus Fund International
                                   Limited+++++;
                                   World Balanced Fund+++;
                                   Dreyfus Partnership Management,
                                        Inc.*;
                                   Dreyfus Personal Management, Inc.*;
                                   Dreyfus Precious Metals, Inc.*;
                                   Dreyfus Service Organization, Inc.***;
                                   Seven Six Seven Agency, Inc.*;
                              Trustee:
                                   Corporate Property Investors
                                   New York, New York

W. KEITH SMITH                Chairman and Chief Executive Officer:
Vice Chairman of the Board         The Boston Company*****
                              Vice Chairman of the Board:
                                   Mellon Bank Corporation****
                                   Mellon Bank, N.A.****
                              Director:
                                   Dentsply International, Inc.
                                   570 West College Avenue
                                   York, Pennsylvania 17405

CHRISTOPHER M. CONDRON        Vice Chairman:
President, Chief                   Mellon Bank Corporation****
Operating Officer                  The Boston Company*****
and Director                  Deputy Director:
                                   Mellon Trust****
                              Chief Executive Officer:
                                   The Boston Company Asset Management,
                                   Inc.*****
                              President:
                                   Boston Safe Deposit and Trust Company*****

STEPHEN E. CANTER             Former Chairman and Chief Executive Officer:
Vice Chairman and                  Kleinwort Benson Investment Management
Chief Investment Officer,               Americas Inc.*
and a Director                Director:
                                   The Dreyfus Trust Company++

LAWRENCE S. KASH              Chairman, President and Chief
Vice Chairman-Distribution    Executive Officer:
and a Director                     The Boston Company Advisors, Inc.
                                   53 State Street
                                   Exchange Place
                                   Boston, Massachusetts 02109
                              Executive Vice President and Director:
                                   Dreyfus Service Organization, Inc.***;
                              Director:
                                   The Dreyfus Consumer Credit Corporation*;
                                   The Dreyfus Trust Company++;
                                   Dreyfus Service Corporation*;
                              President:
                                   The Boston Company*****
                                   Laurel Capital Advisors****
                                   Boston Group Holdings, Inc.
                              Executive Vice President:
                                   Mellon Bank, N.A.****
                                   Boston Safe Deposit & Trust*****

PHILIP L. TOIA                Chairman of the Board and Trust Investment
Vice Chairman-Operations      Officer:
and Administration                 The Dreyfus Trust Company++;
and a Director                Chairman of the Board and Chief Operating
                              Officer:
                                   Major Trading Corporation*;
                              Director:
                                   Dreyfus Precious Metals, Inc.*;
                                   Dreyfus Service Corporation*;
                                   Seven Six Seven Agency, Inc.*;
                              President and Director:
                                   Dreyfus Acquisition Corporation*;
                                   The Dreyfus Consumer Credit Corporation*;
                                   Dreyfus-Lincoln, Inc.*;
                                   Dreyfus Management, Inc.*;
                                   Dreyfus Personal Management, Inc.*;
                                   Dreyfus Partnership Management, Inc.+;
                                   Dreyfus Service Organization, Inc.***;
                                   The Truepenny Corporation*;
                              Formerly, Senior Vice President:
                                   The Chase Manhattan Bank, N.A. and
                                   The Chase Manhattan Capital Markets
                                   Corporation
                                   One Chase Manhattan Plaza
                                   New York, New York 10081

WILLIAM T. SANDALLS, JR.      Director:
Senior Vice President and          Dreyfus Partnership Management, Inc.*;
Chief Financial Officer            Seven Six Seven Agency, Inc.*;
                              President and Director:
                                   Lion Management, Inc.*;
                              Executive Vice President and Director:
                                   Dreyfus Service Organization, Inc.*;
                              Vice President, Chief Financial Officer and
                              Director:
                                   Dreyfus Acquisition Corporation*;
                              Vice President and Director:
                                   The Dreyfus Consumer Credit Corporation*;
                                   The Truepenny Corporation*;
                              Treasurer, Financial Officer and Director:
                                   The Dreyfus Trust Company++;
                              Treasurer and Director:
                                   Dreyfus Management, Inc.*;
                                   Dreyfus Personal Management, Inc.*;
                                   Dreyfus Service Corporation*;
                                   Major Trading Corporation*;
                              Formerly, President and Director:
                                   Sandalls & Co., Inc.

BARBARA E. CASEY              President:
Vice President-                    Dreyfus Retirement Services Division;
Dreyfus Retirement            Executive Vice President:
Services                           Boston Safe Deposit & Trust Co.*****
                                   Dreyfus Service Corporation*

DIANE M. COFFEY               None
Vice President-
Corporate Communications

ELIE M. GENADRY               President:
Vice President-                    Institutional Services Division of Dreyfus
Institutional Sales                Service Corporation*;
                                   Broker-Dealer Division of Dreyfus Service
                                   Corporation*;
                                   Group Retirement Plans Division of Dreyfus
                                   Service Corporation;
                              Executive Vice President:
                                   Dreyfus Service Corporation*;
                                   Dreyfus Service Organization, Inc.***;
                              Vice President:
                                   The Dreyfus Trust Company++

DANIEL C. MACLEAN             Director, Vice President and Secretary:
Vice President and General         Dreyfus Precious Metals, Inc.*;
Counsel                       Director and Vice President:
                                   The Dreyfus Consumer Credit Corporation*;
                              Director and Secretary:
                                   Dreyfus Acquisition Corporation*;
                                   Dreyfus Partnership Management, Inc.*;
                                   Major Trading Corporation*;
                                   The Truepenny Corporation+;
                              Director, Vice President and Treasurer:
                                   Lion Management, Inc.*;
                              Director:
                                   The Dreyfus Trust Company++;
                              Secretary:
                                   Dreyfus Service Corporation*;
                                   Dreyfus Service Organization, Inc.***;
                                   Seven Six Seven Agency, Inc.*

JEFFREY N. NACHMAN            None
Vice President-Mutual Fund
Accounting

WILLIAM F. GLAVIN, JR.        Executive Vice President:
Vice President-Corporate           Dreyfus Service Corporation*;
Development                   Senior Vice President:
                                   The Boston Company Advisors, Inc.
                                   53 State Street
                                   Exchange Place
                                   Boston, Massachusetts 02109

MARK N. JACOBS                Vice President, Secretary and Director:
Vice President-                    Lion Management, Inc.*;
Legal and Secretary           Secretary:
                                   The Dreyfus Consumer Credit Corporation*;
                                   Dreyfus Management, Inc.*;
                              Assistant Secretary:
                                   Dreyfus Service Organization, Inc.***;
                                   Major Trading Corporation*;
                                   The Truepenny Corporation*

ANDREW S. WASSER              Vice President:
Vice President-Information         Mellon Bank Corporation****
Services

MAURICE BENDRIHEM             Treasurer:
Controller                         Dreyfus Partnership Management, Inc.*;
                                   Dreyfus Precious Metals, Inc.*;
                                   Dreyfus Service Organization, Inc.***;
                                   Seven Six Seven Agency, Inc.*;
                                   The Truepenny Corporation*;
                              Controller:
                                   Dreyfus Acquisition Corporation*;
                                   Dreyfus Service Corporation*;
                                   The Dreyfus Trust Company++;
                                   The Dreyfus Consumer Credit Corporation*;
                              Formerly, Vice President-Financial Planning,
                              Administration and Tax:
                                   Showtime/The Movie Channel, Inc.
                                   1633 Broadway
                                   New York, New York 10019

ELVIRA OSLAPAS                Assistant Secretary:
Assistant Secretary                Dreyfus Service Corporation*;
                                   Dreyfus Management, Inc.*;
                                   Dreyfus Acquisition Corporation, Inc.*;
                                   The Truepenny Corporation+




______________________________________

* The address of the business so indicated is 200 Park Avenue, New York, New York 10166.
** The address of the business so indicated is 80 Cutter Mill Road, Great Neck, New York 11021.
*** The address of the business so indicated is 131 Second Street, Lewes, Delaware 19958.
**** The address of the business so indicated is One Mellon Bank Center, Pittsburgh, Pennsylvania 15258.
***** The address of the business so indicated is One Boston Place, Boston, Massachusetts 02108.
+ The address of the business so indicated is Atrium Building, 80 Route 4 East, Paramus, New Jersey 07652.
++ The address of the business so indicated is 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.
+++ The address of the business so indicated is One Rockefeller Plaza, New York, New York 10020.
++++    The address of the business so indicated is 2 Boulevard Royal,
        Luxembourg.
+++++   The address of the business so indicated is Nassau, Bahama Islands.


Item 29.  Principal Underwriters
________  ______________________

     (a) Other investment companies for which Registrant's principal underwriter (exclusive distributor) acts as principal underwriter or exclusive distributor:

           1)  Comstock Partners Strategy Fund, Inc.
           2)  Dreyfus A Bonds Plus, Inc.
           3)  Dreyfus Appreciation Fund, Inc.
           4)  Dreyfus Asset Allocation Fund, Inc.
           5)  Dreyfus Balanced Fund, Inc.
           6)  Dreyfus BASIC GNMA Fund
           7)  Dreyfus BASIC Money Market Fund, Inc.
           8)  Dreyfus BASIC Municipal Fund, Inc.
           9)  Dreyfus BASIC U.S. Government Money Market Fund
          10)  Dreyfus California Intermediate Municipal Bond Fund
          11)  Dreyfus California Tax Exempt Bond Fund, Inc.
          12)  Dreyfus California Tax Exempt Money Market Fund
          13)  Dreyfus Capital Value Fund, Inc.
          14)  Dreyfus Cash Management
          15)  Dreyfus Connecticut Intermediate Municipal Bond Fund
          16)  Dreyfus Connecticut Municipal Money Market Fund, Inc.
          17)  Dreyfus Edison Electric Index Fund, Inc.
          18)  Dreyfus Florida Intermediate Municipal Bond Fund
          19)  Dreyfus Florida Municipal Money Market Fund
          20)  The Dreyfus Fund Incorporated
          21)  Dreyfus Global Bond Fund, Inc.
          22)  Dreyfus Global Growth, L.P. (A Strategic Fund)
          23)  Dreyfus GNMA Fund, Inc.
          24)  Dreyfus Government Cash Management
          25)  Dreyfus Growth and Income Fund, Inc.
          26)  Dreyfus Growth and Value Funds, Inc.
          27)  Dreyfus Growth Opportunity Fund, Inc.
          28)  Dreyfus Institutional Money Market Fund
          29)  Dreyfus Institutional Short Term Treasury Fund
          30)  Dreyfus Insured Municipal Bond Fund, Inc.
          31)  Dreyfus Intermediate Municipal Bond Fund, Inc.
          32)  Dreyfus International Equity Fund, Inc.
          33)  The Dreyfus/Laurel Funds, Inc.
          34)  The Dreyfus/Laurel Funds Trust
          35)  The Dreyfus/Laurel Tax-Free Municipal Funds
          36)  The Dreyfus/Laurel Investment Series
          37)  Dreyfus Life and Annuity Index Fund, Inc.
          38)  Dreyfus LifeTime Portfolios, Inc.
          39)  Dreyfus Liquid Assets, Inc.
          40)  Dreyfus Massachusetts Intermediate Municipal Bond Fund
          41)  Dreyfus Massachusetts Municipal Money Market Fund
          42)  Dreyfus Massachusetts Tax Exempt Bond Fund
          43)  Dreyfus Michigan Municipal Money Market Fund, Inc.
          44)  Dreyfus Money Market Instruments, Inc.
          45)  Dreyfus Municipal Bond Fund, Inc.
          46)  Dreyfus Municipal Cash Management Plus
          47)  Dreyfus Municipal Money Market Fund, Inc.
          48)  Dreyfus New Jersey Intermediate Municipal Bond Fund
          49)  Dreyfus New Jersey Municipal Bond Fund, Inc.
          50)  Dreyfus New Jersey Municipal Money Market Fund, Inc.
          51)  Dreyfus New Leaders Fund, Inc.
          52)  Dreyfus New York Insured Tax Exempt Bond Fund
          53)  Dreyfus New York Municipal Cash Management
          54)  Dreyfus New York Tax Exempt Bond Fund, Inc.
          55)  Dreyfus New York Tax Exempt Intermediate Bond Fund
          56)  Dreyfus New York Tax Exempt Money Market Fund
          57)  Dreyfus Ohio Municipal Money Market Fund, Inc.
          58)  Dreyfus 100% U.S. Treasury Intermediate Term Fund
          59)  Dreyfus 100% U.S. Treasury Long Term Fund
          60)  Dreyfus 100% U.S. Treasury Money Market Fund
          61)  Dreyfus 100% U.S. Treasury Short Term Fund
          62)  Dreyfus Pennsylvania Intermediate Municipal Bond Fund
          63)  Dreyfus Pennsylvania Municipal Money Market Fund
          64)  Dreyfus Short-Intermediate Government Fund
          65)  Dreyfus Short-Intermediate Municipal Bond Fund
          66)  Dreyfus Short-Term Income Fund, Inc.
          67)  The Dreyfus Socially Responsible Growth Fund, Inc.
          68)  Dreyfus Strategic Growth, L.P.
          69)  Dreyfus Strategic Income
          70)  Dreyfus Strategic Investing
          71)  Dreyfus Tax Exempt Cash Management
          72)  The Dreyfus Third Century Fund, Inc.
          73)  Dreyfus Treasury Cash Management
          74)  Dreyfus Treasury Prime Cash Management
          75)  Dreyfus Variable Investment Fund
          76)  Dreyfus-Wilshire Target Funds, Inc.
          77)  Dreyfus Worldwide Dollar Money Market Fund, Inc.
          78)  General California Municipal Bond Fund, Inc.
          79)  General California Municipal Money Market Fund
          80)  General Government Securities Money Market Fund, Inc.
          81)  General Money Market Fund, Inc.
          82)  General Municipal Bond Fund, Inc.
          83)  General Municipal Money Market Fund, Inc.
          84)  General New York Municipal Bond Fund, Inc.
          85)  General New York Municipal Money Market Fund
          86)  Pacifica Funds Trust -
                    Pacifica Prime Money Market Fund
                    Pacifica Treasury Money Market Fund
          87)  Peoples Index Fund, Inc.
          88)  Peoples S&P MidCap Index Fund, Inc.
          89)  Premier Insured Municipal Bond Fund
          90)  Premier California Municipal Bond Fund
          91)  Premier Capital Growth Fund, Inc.
          92)  Premier Global Investing, Inc.
          93)  Premier GNMA Fund
          94)  Premier Growth Fund, Inc.
          95)  Premier Municipal Bond Fund
          96)  Premier New York Municipal Bond Fund
          97)  Premier State Municipal Bond Fund


(b)
                                                              Positions and
Name and principal       Positions and offices with           offices with
business address         the Distributor                      Registrant
__________________       ___________________________          _____________

Marie E. Connolly+       Director, President, Chief           President and
                         Executive Officer and Compliance     Treasurer
                         Officer

Joseph F. Tower, III+    Senior Vice President, Treasurer     Assistant
                         and Chief Financial Officer          Treasurer

John E. Pelletier+       Senior Vice President, General       Vice President
                         Counsel, Secretary and Clerk         and Secretary

Frederick C. Dey++       Senior Vice President                Vice President
                                                              and Assistant
                                                              Treasurer

Eric B. Fischman++       Vice President and Associate         Vice President
                         General Counsel                      and Assistant
                                                              Secretary

Paul Prescott+           Vice President                       None

Elizabeth Bachman++      Assistant Vice President             Vice President
                                                              and Assistant
                                                              Secretary

Mary Nelson+             Assistant Treasurer                  None

John J. Pyburn++         Assistant Treasurer                  Assistant
                                                              Treasurer

Jean M. O'Leary+         Assistant Secretary and              None
                         Assistant Clerk

John W. Gomez+           Director                             None

William J. Nutt+         Director                             None




________________________________
 +  Principal business address is One Exchange Place, Boston, Massachusetts
    02109.
++  Principal business address is 200 Park Avenue, New York, New York 10166.



Item 30.    Location of Accounts and Records
            ________________________________

            1. First Data Investor Services Group, Inc.,
               a subsidiary of First Data Corporation
               P.O. Box 9671
               Providence, Rhode Island 02940-9671

            2. The Bank of New York
               90 Washington Street
               New York, New York 10286

            3. Dreyfus Transfer, Inc.
               P.O. Box 9671
               Providence, Rhode Island 02940-9671

            4. The Dreyfus Corporation
               200 Park Avenue
               New York, New York 10166

Item 31.    Management Services
_______     ___________________

            Not Applicable

Item 32.    Undertakings
________    ____________

  (1) To call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors when requested in writing to do so by the holders of at least 10% of the Registrant's outstanding shares of common stock and in connection with such meeting to comply with the provisions of
            Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications.


                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on the 24th day of January, 1996.

                    DREYFUS CASH MANAGEMENT PLUS, INC.


            BY:     /s/Marie E. Connolly*
                    -----------------------------------
                    Marie E. Connolly, PRESIDENT

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

        Signatures                      Title                          Date
__________________________       _______________________________     ________

/s/Marie E. Connolly*            President and Treasurer             1/24/96
--------------------------       (Principal Executive, Financial
Marie E. Connolly                and Accounting Officer)

/s/David W. Burke*               Director                            1/24/96
--------------------------
David W. Burke

/s/Isabel P. Dunst*              Director                            1/24/96
--------------------------
Isabel P. Dunst

/s/Lyle E. Gramley*              Director                            1/24/96
--------------------------
Lyle E. Gramley

/s/Warren B. Rudman*             Director                            1/24/96
--------------------------
Warren B. Rudman


*BY:      __________________________
          Eric B. Fischman
          Attorney-in-Fact





                              INDEX OF EXHIBITS



     ITEM


     (11)       Consent of Independent Auditors............................